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                                                                   EXHIBIT 10.75

                             SUBSCRIPTION AGREEMENT

                                   RIDE, INC.

               THIS SUBSCRIPTION AGREEMENT (the "Agreement") is dated December 19, 1997, by and between RIDE, INC., a Washington corporation, with its headquarters located at 8160 304th Avenue SE, Preston, Washington 98050 (the "Company"), and ADVANTAGE FUND II LTD., a British Virgin Islands corporation (the "Buyer").

                              W I T N E S S E T H:

               WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, (i) shares of Series B 5% Cumulative Convertible Preferred Stock, no par value per share (the "Preferred Stock"), of the Company which will be convertible into shares of Common Stock, no par value per share (the "Common Stock"), of the Company and (ii) a Common Stock Purchase Warrant to purchase shares of Common Stock (the "Warrant"); and

               WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

               NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

               1.     AGREEMENT TO SUBSCRIBE; PURCHASE PRICE.

               (A) SUBSCRIPTION. The Buyer hereby agrees to purchase from the Company (i) three thousand (3,000) shares of Preferred Stock (the "Preferred Shares") of the Company having the terms and conditions as set forth in the form of Certificate of Designation of the Series B 5% Cumulative Convertible Preferred Stock attached hereto as ANNEX I (the "Certificate of Designation") and (ii) the Warrant, in the form attached hereto as ANNEX II, for the purchase of Two Hundred Thousand (200,000) shares of Common Stock, at an exercise price of $2.6813 per share for the aggregate purchase price of $3,000,000 (the "Purchase Price"). The Purchase Price for the Preferred Shares and Warrant shall be payable in United States Dollars. The shares of Common Stock issuable upon conversion of the Preferred Shares are referred to herein as the "Conversion Shares." The shares of Common Stock issuable in payment of dividends on the Preferred Shares are referred to herein as the "Dividend Shares." The shares of Common Stock issuable upon exercise of the Warrant are referred to herein as the "Warrant Shares." The Conversion Shares, the Dividend Shares and the Warrant Shares are referred to herein



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collectively as the "Common Shares." The Common Shares and the Preferred Shares
are referred to herein collectively as the "Shares."

               (B) CLOSING. The closing of the transaction contemplated hereby (the "Closing") shall take place on December 19, 1997 at the offices of Genesee Investments, 10500 N.E. 8th Street, Suite 1920, Bellevue, Washington 98004 at 9:30 a.m. or at such other time and place as shall be agreed to by the Company and the Buyer (the "Closing Date"). At the Closing, payment shall be made by wire transfer of immediately available funds to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as ANNEX III (the "Joint Escrow Agreement") against delivery to the Buyer of the duly executed certificates, registered in the name of the Buyer, representing the Preferred Shares to be purchased by the Buyer and the Warrant. In addition, the Company shall deliver to the Buyer (1) an opinion of Company counsel substantially in the form of ANNEX IV and (2) a certified copy of the Certificate of Designation as filed with the Secretary of State of Washington.

               2.     REPRESENTATIONS AND WARRANTIES OF BUYER

               The Buyer hereby represents and warrants to, and covenants and agrees with the Company as follows, such representations and warranties to be true and correct as of the Closing Date.

               (A) ORGANIZATION AND AUTHORITY. The Buyer is a corporation duly organized and validly existing under the laws of the British Virgin Islands. The Buyer has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement, Registration Rights Agreement (hereinafter defined)and Joint Escrow Agreement when executed and delivered by the Buyer, will be, valid and binding obligations of the Buyer enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and limits upon rights to indemnity.

               (B) PURCHASE FOR INVESTMENT. The Buyer is purchasing the Preferred Shares and the Warrant for its own account for investment only and not with a view towards the public sale or distribution thereof. The Buyer has no present intention of selling, granting any participation in or otherwise distributing the same.

               (C) ACCREDITED INVESTOR. The Buyer is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3).

               (D) REOFFERS AND RESALES. All subsequent offers and sales of the Shares by the Buyer shall be made pursuant to registration of the Shares being offered and sold under the 1933 Act or pursuant to an exemption from registration.



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               (E) COMPANY RELIANCE. The Buyer understands that neither the
Preferred Shares nor the Common Shares have been registered under the 1933 Act or qualified under any state securities laws, and that the Preferred Shares and the Warrant are being offered and sold, and the Conversion Shares and Common Shares are being offered, to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Preferred Shares and the Warrant and to receive an offer of the Common Shares.

               (F) INFORMATION PROVIDED. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Shares and the Warrant and the offer of the Common Shares which have been requested by the Buyer; the Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries; without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-K for the fiscal year ended December 31, 1996, (2) Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997 and (3) the proxy statement for the Company's 1997 Annual Meeting of Stockholders, in each case as filed with the SEC (collectively, the "SEC Reports"); and the Buyer understands that its investment in the Shares involves a high degree of risk.

               (G) ABSENCE OF APPROVALS. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares. The Buyer understands that there is no public market for the Preferred Shares and that there will never be a public market.

               (H) SUBSCRIPTION AGREEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

               (I) NO BROKERS OR FINDERS. Except for Rochon Capital Group Ltd., the Buyer represents and warrants that no person or entity has or will have, as a result of the transactions contemplated by this Agreement, any right, interest, or valid claim upon or against the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by the Buyer, and the Buyer agrees to indemnify and hold the Company harmless against any such commissions, fees, or other compensation.

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


               3.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

               The Company hereby represents and warrants to, and covenants and agrees with the Buyer as follows, such representations and warranties to be true and correct as of the Closing Date.

               (A) ORGANIZATION AND AUTHORITY. The Company is a corporation duly organized and validly existing under the laws of the State of Washington, and has all requisite corporate power and authority to (i) own, lease and operate its properties and to carry on its business as now being conducted, and (ii) to execute, deliver and perform its obligations under this Agreement, the Registration Rights Agreement, the form of which is attached hereto as ANNEX V (the "Registration Rights Agreement"), the Certificate of Designation, the Transfer Agent Instructions, the form of which is attached hereto as ANNEX VI (the "Transfer Agent Instructions"), and the other agreements to be executed and delivered by the Company in connection herewith, and to consummate the transactions contemplated hereby and thereby. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions wherein such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company.

               (B) CAPITALIZATION. The authorized capital stock of the Company currently consists of (a) 20,000,000 shares of Common Stock, of which 11,700,947 shares were outstanding on December 16, 1997, all of which are fully paid and nonassessable and (b) 10,000,000 shares of Preferred Stock, of which 100,000 shares, designated as Series A 7% Cumulative Convertible Non-voting Preferred Stock, are issued and outstanding and on the Closing Date (as defined herein) there will be (x) no material increase from December 16, 1997 in the number of shares of Common Stock outstanding (except for shares issued upon the exercise of options and warrants outstanding on the date hereof or options or similar rights granted subsequent to the date of this Agreement pursuant to the Company's (i) 1994 Stock Option Plan, (ii) 1994 Directors Non-qualified Stock Option Plan and (iii) Employee Stock Purchase Plan (collectively, the "Plans"), and the 605,263 shares which may be issued in connection with a certain acquisition which the Company is currently negotiating) and (y) no additional shares of Preferred Stock outstanding except as issued pursuant to this Agreement. As of December 16, 1997, the Company had outstanding options and warrants entitling the holders to purchase 1,510,582 shares of Common Stock. Other than as set forth in the preceding sentence (and other than options that may be granted subsequent to the date of this Agreement under the Plans, the Company does not have outstanding any securities (or obligations to issue any such securities) convertible into, exchangeable for or otherwise entitling the holders thereof to acquire shares of Common Stock, except as disclosed in the SEC Reports. The outstanding shares of Common Stock and outstanding options, warrants and other securities to purchase Common Stock have been duly authorized and validly issued. None of such outstanding shares of Common


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Stock, options, warrants and other securities has been issued in violation of the preemptive rights of any security holder of the Company. The offers and sales of the outstanding shares of Common Stock and options, warrants and other rights to acquire Common Stock were at all relevant times either registered under the 1933 Act and applicable state securities laws or exempt from such requirements, except for such non-compliance with state securities laws which have not had and will not have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company or the transactions contemplated by this Agreement. Except as set forth on SCHEDULE 3(B), no holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement (as defined in the Registration Rights Agreement).

               (C) CONCERNING THE SHARES. The Shares and the Warrant have been duly authorized by the Company and the Preferred Shares, when issued and paid for in accordance with this Agreement, and the Common Shares, when issued upon conversion of the Preferred Shares, in payment of dividends thereon or upon exercise of the Warrant, as the case may be, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive or similar rights of any stockholder of the Company or any other person to acquire any of the Shares. The Common Stock is listed for trading on the Nasdaq National Market ("Nasdaq") and (1) the Company and the Common Stock meet the criteria for continued listing and trading on Nasdaq; (2) the Company has not been notified by Nasdaq of any failure or potential failure to meet the criteria for continued listing and trading on Nasdaq and (3) no suspension of trading in the Common Stock is in effect. The Company knows of no reason that the Common Shares will not be eligible for listing on Nasdaq.

               (D) SUBSCRIPTION AGREEMENT; WARRANT; REGISTRATION RIGHTS AGREEMENT; TRANSFER AGENT INSTRUCTIONS. This Agreement, the Warrant, the Registration Rights Agreement and the Transfer Agent Instructions have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered on behalf of the Company and this Agreement is, and the Warrant, the Registration Rights Agreement and the Transfer Agent Instructions, when executed and delivered by the Company, will be, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and limits upon rights to indemnity.

               (E) NON-CONTRAVENTION. The execution and delivery of this Agreement by the Company and the consummation by the Company of the issuance of the Preferred Shares as contemplated by this Agreement and the other transactions contemplated by this Agreement, the Warrant, the Registration Rights Agreement, the terms of the Preferred Stock and the Transfer Agent Instructions do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or



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constitute a default under, the articles of incorporation or the by-laws of the
Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound which would have a material adverse effect on the Company or any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets which would have a material adverse effect on the Company.

               (F) APPROVALS. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for (1) the execution, delivery and performance by the Company of this Agreement, the Registration Rights Agreement (except such authorization of the SEC as is required with respect to accelerating the effectiveness of any registration statement filed pursuant thereto) and the Transfer Agent Instructions, (2) the issuance and sale of the Preferred Shares and Warrant as contemplated by this Agreement, (3) the issuance of Common Shares on conversion, or in payment of dividends upon, of the Preferred Shares and (4) the issuance of Common Shares on exercise of the Warrant.

               (G) INFORMATION PROVIDED. The information provided by or on behalf of the Company to the Buyer in connection with the transactions contemplated by the Agreement, including, without limitation, the information referred to in Section 2(f) of this Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company has not filed any reports with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"), since December 31, 1996 other than the SEC Reports.

               (H) ABSENCE OF CERTAIN CHANGES. Since December 31, 1996, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or other), results of operations or prospects of the Company, except as disclosed in the SEC Reports.

               (I) ABSENCE OF CERTAIN PROCEEDINGS. Except as disclosed in the SEC Reports, there is no action, suit or proceeding, before or by any court, public board or body or governmental agency pending or, to the knowledge of the Company or any of its subsidiaries, threatened against the Company and, to the knowledge of the Company, there is no inquiry or investigation before or by any court, public board or body or governmental agency pending or threatened against the Company, in any such case wherein an unfavorable decision, ruling or finding could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations



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under, this Agreement or any of such other documents; the Company does not have pending before the SEC any request for confidential treatment of information and to the best of the Company's knowledge no such request will be made by the Company prior to the time the Registration Statement relating to the Common Shares which is contemplated by the Registration Rights Agreement is first ordered effective by the SEC; and to the best of the Company's knowledge there is not pending or contemplated, and there has been no, investigation by the SEC involving the Company, any director or officer of the Company or any former director or officer of the Company based upon the former director's or officer's affiliation with the Company.

               (J) PROPERTIES. The Company has good title to all property real and personal (tangible and intangible) and other assets owned by it, free and clear of all security interests, charges, mortgages, liens or other encumbrances, except such as are described in the SEC Reports or such as do not materially interfere with the use of such property made, or proposed to be made, by the Company. The leases, licenses or other contracts or instruments under which the Company leases, holds or is entitled to use any property, real or personal, are valid, subsisting and enforceable with only such exceptions as do not materially interfere with the use of such property made, or proposed to be made, by the Company. The Company has not received notice of any material violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties.

               (K) LABOR RELATIONS. No material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

               (L) SEC FILINGS. The Company has timely filed all required forms, reports and other documents with the SEC. All of such forms, reports and other documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the 1934 Act. The Company is eligible to file a resale registration statement on Form S-3.

               (M) BROKERS, FINDERS, ETC. The Company hereby indemnifies and holds the Buyer harmless from any claim made against the Buyer by any person for any brokers' or finders' fee, commission or compensation with respect to this Agreement or the transactions contemplated hereby for which the Company is responsible. It is specifically acknowledged and agreed that the Company is liable for any fees payable to Rochon Capital Group, Ltd. in connection with the transaction contemplated by this Agreement. No other broker, finder or similar person is entitled to any commission, fee or other compensation by reason of the transactions contemplated by this Agreement.

               4.     CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

               (A) TRANSFER RESTRICTIONS. The Buyer acknowledges that (1) the Preferred Shares and the Warrant have not been and are not being registered under the


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provisions of the 1933 Act and, except as provided in the Registration Rights
Agreement, the Common Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Shares or the Warrant to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any resale of Shares or the Warrant made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any such resale of Shares or the Warrant under circumstances in which the seller, or the person through whom the resale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Shares (other than registration of the resale of the Common Shares pursuant to the Registration Rights Agreement) or the Warrant under the 1933 Act or to comply with the terms and conditions of any exemption thereunder (other than pursuant to Section 4(d) hereof and pursuant to the Registration Rights Agreement).

               (B) RESTRICTIVE LEGENDS. The Buyer acknowledges and agrees that the certificates for the Preferred Shares, Warrant, Conversion Shares and Common Shares shall bear a restrictive legend in substantially the following form:

               "The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, and may not be offered or sold, transferred or otherwise disposed of except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under the Act relating to the disposition of securities) or (iii) pursuant to another exemption from registration under the Act."

The legend set forth above shall be removed from the certificates representing the Common Shares and the Company shall issue certificates representing such securities without such legend if, unless otherwise required by state securities laws, (a) the resale of the Common Shares is registered and effected under the 1933 Act, (b) in connection with a resale transaction, the Buyer provides the Company with an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of the Common Shares may be made without registration under the 1933 Act or (c) the Common Shares may be resold under Rule 144(k) under the 1933 Act. Once a registration statement contemplated by the Registration Rights Agreement shall have been declared effective by the SEC, (1) the Company shall, upon request of the Buyer, immediately remove any restrictive legend and terminate any stop-transfer restriction for Common Shares issued prior to the date such registration statement is declared effective


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by the SEC and (2) the Company shall not place any restrictive legend or impose any stop-transfer restriction on the Common Shares issued thereafter.

               (C) REGISTRATION RIGHTS AGREEMENT. The parties hereto agree to execute and deliver the Registration Rights Agreement at the Closing.

               (D) FORM D; BLUE SKY LAWS. The Company agrees to file a Form D with respect to the Shares and the Warrant as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Buyer agrees to cooperate with the Company in connection with such filing and, upon request of the Company, to provide all information relating to the Buyer reasonably required for such filing.

               (E) AUTHORIZATION FOR TRADING; REPORTING STATUS. Prior to the Closing Date, the Company shall file a notification for listing of additional shares with Nasdaq and shall provide evidence of such filing to the Buyer. So long as the Buyer beneficially owns any of the Preferred Shares, Conversion Shares, Common Shares or the Warrant, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act on a timely basis and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

               (F) USE OF PROCEEDS. Neither the Company nor any subsidiary of the Company owns or has any present intention of acquiring any "margin stock" as defined in Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve System ("margin stock"), other than the acquisition of shares of Common Stock surrendered to the Company in payment of the exercise price or tax obligations incurred in connection with the grant, vesting or exercise of a stock option or other award granted by the Company to any of its employees, directors or consultants pursuant to its stock incentive plans or in connection with a loan made to any such persons pursuant to such plans which acquisition is made pursuant to the requirements of Regulation G governing margin stock. The proceeds of sale of the Preferred Shares and Warrant will be used for general working capital purposes and in the operation of the Company's business, and may be used to finance certain acquisitions of assets or businesses. None of such proceeds will be used, directly or indirectly (1) (other than financing its subsidiaries in the ordinary course of business) to make any loan to or investment in any other person or (2) for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute the transactions contemplated by this Agreement a "purpose credit" within the meaning of such Regulation G. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the transactions contemplated hereby to violate Regulation G, Regulation T or any other regulation of the Board of Governors of the Federal Reserve System or to violate the 1934 Act, in each case as in effect now or as the same may hereafter be in effect.



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

               (G) CERTAIN EXPENSES. Whether or not the closing occurs, the Company shall pay or reimburse the Buyer for all reasonable expenses (including, without limitation, legal fees and expenses of counsel to the Buyer) incurred by the Buyer in connection with this Agreement and the transactions contemplated hereby.

               (H) CERTAIN ISSUANCES OF SECURITIES. (1) Unless the Company obtains Stockholder Approval (as defined in the Certificate of Designation) or a waiver thereof from Nasdaq, the Company will not issue any shares of Common Stock or shares of any other series of preferred stock or other securities convertible into, exchangeable for or otherwise entitling the holder to acquire shares of Common Stock which would be subject to the requirements of Rule 4460(i) of the Nasdaq (or any successor or replacement provision thereof) and which would be integrated with the sale of the Preferred Shares to the Buyer or the issuance of Common Shares upon conversion thereof or upon exercise of the Warrant for purposes of Rule 4460(i) of the Nasdaq (or any successor or replacement provision thereof).

               (2) During the period from the Closing Date to the date on which the Registration Statement (as defined in the Registration Rights Agreement) shall have been effective with the SEC for 120 consecutive days, neither the Company nor any affiliate of the Company shall offer, sell, contract to sell or issue (or engage any person to assist the Company in taking any such action) any equity securities or securities convertible into, exchangeable for or otherwise entitling the holder to acquire any Common Stock (except for securities issued by the Company in connection with an acquisition, joint venture or corporate partnering arrangement) at a price below the Market Price (as that term is defined in the Certificate of Designation) of the Common Stock on the date of such issuance or acquisition ("Discounted Securities").

               (3) Subject to the restrictions in Section 4(h)(1) above, during the period from the Closing Date to the date which is one year after the Closing Date (as hereinafter defined), neither the Company nor any affiliate of the Company shall offer, sell, contract to sell or issue (or engage any person to assist the Company in taking any such action) any Discounted Securities without giving the Buyer the first right to acquire all or any part of the Discounted Securities on the same terms at which the Discounted Securities are to be offered to other investors. The Company shall give notice to the Buyer of the detailed terms of the Discounted Securities proposed to be issued and such other information as requested by the Buyer within three trading days after receipt of such notice. The Buyer may by notice to the Company exercise such right of first refusal at any time until the later of (x) ten (10) trading days after such notice from the Company to the Buyer and (y) two (2) trading days after the Company provides such additional information as shall have timely been requested by the Buyer. Any proposed sale of securities on terms and conditions different from those offered to the Buyer, as well as any subsequent proposed sale of any such additional securities by the Company, shall again be subject to the first refusal rights of the Buyer and shall require compliance by the Company with the procedures described in this Agreement. The Company further covenants and agrees to provide the Buyer with prompt notice (in any event not later than


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two (2) trading days after the fact) of the date of closing and the substantive terms and provisions of any such offering with any third party which was the subject of the right of first refusal described in this Section 4(h).

               (4) Notwithstanding the provisions of clauses (2) and (3) above of this Section 4(h), nothing therein shall prohibit the Company from issuing securities (x) pursuant to compensation plans for employees, directors, officers, advisers or consultants of the Company and in accordance with the terms of such plans as in effect as of the date of this Agreement or (y) upon exercise of conversion, exchange, purchase or similar rights issued, granted or given by the Company and outstanding as of the date of this Agreement.

               (I) BEST EFFORTS. Each of the parties shall use its best efforts timely to satisfy each of the conditions to the other party's obligations to sell and purchase the Preferred Shares and Warrant set forth in Section 6 or 7, as the case may be, of this Agreement on or before the Closing Date.

               (K) CONFIDENTIALITY. Each of the Company and the Buyer agrees to keep confidential and not to disclose to or use for the benefit of any third party the terms of this Agreement or any other information which at any time is communicated by the other party as being confidential without the prior written approval of the other party; provided, however, that this provision shall not apply to information which, at the time of disclosure, is already part of the public domain (except by breach of this Agreement) and information which is required to be disclosed by law. Prior to the issuance of any press release by the Company relating to this transaction, the Buyer shall be provided with the proposed press release and afforded a reasonable period of time to review and approve such proposed press release.

               5.     TRANSFER AGENT INSTRUCTIONS; CONVERSION PROCEDURE.

               (A) TRANSFER AGENT INSTRUCTIONS. Promptly following the Closing Date and in any event within sixty (60) days after the Closing Date, the Company will (1) appoint a new transfer agent (the "Transfer Agent") that is reasonably acceptable to the Buyer (2) execute and deliver the Transfer Agent Instructions substantially in the form attached hereto as ANNEX VI to and thereby irrevocably instruct, the Transfer Agent, to issue certificates for the Common Shares from time to time upon conversion of the Preferred Shares and exercise of the Warrant in such amounts as specified from time to time (x) to the Transfer Agent in the Notices of Conversion surrendered in connection with such conversions and referred to in Section 5(b) of this Agreement and (y) upon exercise of the Warrant in such amounts as specified from time to time to the Transfer Agent in the Form of Subscription to be attached to the Warrant and surrendered in connection with such exercises, and (2) appoint the Transfer Agent the conversion agent for the Preferred Stock and the exercise agent for the Warrant. In connection therewith the Company shall provide reasonable assurances to the Buyer as to the Transfer Agent's acceptance of such appointment and ability to perform such functions. The certificates for the Common Shares may bear the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the resale of the Common Shares under the 1933 Act. The certificates for the Common Shares shall be registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of Preferred Shares or exercise of Warrant, as the case may be. The Company warrants that no instruction other than
(x) such instructions referred to in this Section 5, (y) stop transfer instructions to give effect to Section 4(a) hereof prior to registration of the resale of the Common Shares under the 1933 Act and (z) the instructions required by Section 3(n) of the Registration Rights Agreement will be given by the Company to the Transfer Agent and that the Common Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Section 5(a) shall limit in any way the Buyer's obligations and agreement to comply with the registration requirements of all applicable securities laws upon any resale of Shares or the Warrant by the Buyer. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that registration of a resale by the Buyer of any of the Shares or the Warrant in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall permit the transfer of such Shares and the Warrant and, in the case of the Common Shares, promptly, but in no event later than three days after receipt of such opinion, instruct the Company's transfer agent to issue upon transfer one or more share certificates in such name and in such denominations as specified by the Buyer. Nothing in this Section 5(a) shall limit the obligations of the Company under Section 3(n) of the Registration Rights Agreement.

               (B) CONVERSION PROCEDURE. In connection with the exercise of conversion rights relating to the Preferred Shares, the Buyer or any subsequent holder of the Preferred Shares shall complete, sign and furnish to the Transfer Agent a Notice of Conversion in the form attached hereto as ANNEX VII, which shall be deemed to satisfy all requirements of the Certificate of Designation with respect to any exercise of conversion rights by the Buyer or any such holder.

               6.     CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL AND ISSUE.

               The Buyer understands that the Company's obligation to sell the Preferred Shares and the Warrant to the Buyer pursuant to this Agreement is conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Company in its sole discretion):

               (a) Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the purchase price for the Preferred Shares and the Warrant in accordance with Section 1(b) hereof; and

               (b) The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before the Closing Date.

               7.     CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

               The Company understands that the Buyer's obligation to purchase the Preferred Shares and the Warrant on the Closing Date is conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Buyer in its sole discretion):

               (a) Delivery by the Company to the Buyer of the certificates for the Preferred Shares and the Warrant in accordance with this Agreement;

               (b) The accuracy on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date and receipt by the Buyer of a certificate, dated the Closing Date, of the Chief Executive Officer or the Chief Financial Officer of the Company confirming such matters and such other matters as the Buyer may reasonably request;

               (c) The receipt by the Buyer of a copy of the filed Certificate of Designation acknowledged by the Secretary of State of the State of Washington;

               (d) The receipt by the Buyer of a certificate, dated the Closing Date, of the Secretary of the Company certifying (1) the articles of incorporation and by-laws of the Company as in effect on the Closing Date, (2) all resolutions of the Board of Directors (and committees thereof) of the Company relating to this Agreement and the transactions contemplated hereby and
(3) such other matters as reasonably requested by the Buyer;

               (e) The receipt by the Buyer on the Closing Date of an opinion of counsel for the Company, dated the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in ANNEX IV attached hereto; and

               (f) The receipt by the Buyer of the Registration Rights Agreement executed by a duly authorized representative of the Company.

                                8. MISCELLANEOUS.

               (a) Except as otherwise expressly provided herein, the terms, conditions and enforceability of this Agreement shall be governed by and interpreted under the laws of the State of Washington. Any claim, dispute or disagreement relating to the terms and conditions of this Agreement, or arising from this Agreement or the subject matter of this Agreement, may be brought only in the courts of the State of Washington or in any United States District Court located in the State of Washington, which shall have exclusive jurisdiction thereof. The parties to this Agreement consent to such jurisdiction and venue and hereby knowingly and voluntarily waive all objections thereto on the basis of lack of personal jurisdiction, venue or convenience.

               (b) This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party. Although this Agreement is dated as of the date first set forth above, the actual date of execution and delivery of this Agreement by each party is the date set forth below such party's signature on the signature page hereof. Any reference in this Agreement or in any of the documents executed and delivered by the parties hereto in connection herewith to the date of execution and delivery of this Agreement shall be deemed a reference to the later of such dates set forth below each party's respective signature on the signature page hereof.

               (c) The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

               (d) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

               (e) Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

               (f) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealings between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

               (g) Any notice to be given or to be served upon any party in connection with this Agreement must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or two (2) days after it has been submitted for delivery by Federal Express or an equivalent carrier and five (5) days after it has been mailed by first class mail, charges prepaid and addressed to the following addresses with a confirmation of delivery:

        If to the Company, to:

               Ride, Inc.
               8160 304th Avenue Southeast
               Preston, Washington 98050
               Attn.: Mr. G. Scott Stewart
               Telephone: (425) 222-8239
               Facsimile: (425) 222-6499


        With a copy to:

               Summit Law Group PLLC
               1505 Westlake Avenue North, Suite 300
               Seattle, Washington 98109
               Attn.: Karen Andersen, Esq.
               Telephone: (206) 281-9881
               Facsimile: (206) 281-7882

        If to the Buyer, to:

               Advantage Fund II Ltd.
               c/o CITCO
               Kaya Flamboyan 9
               Curacao, Netherlands Antilles
               Attn.: A.P. de Groot
               Telephone:011-599-9732-2161
               Facsimile: 011-599-9732-2008

        With a copy to:

               Genesee International, Inc.
               10500 N.E. 8th Street, Suite 1920
               Bellevue, Washington 98004
               Attn.: Chris Purrier
               Telephone: (425) 462-1673
               Facsimile: (425) 462-4645

        With a copy to:

               Freeborn & Peters
               950 17th Street, Suite 2600
               Denver, Colorado 80202
               Attn.: Kenneth S. Witt, Esq.
               Telephone: (303) 628-4200
               Facsimile: (303) 628-4240

Any party may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given.

               (h) The respective representations, warranties, covenants and agreements of the Buyer and the Company contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the delivery of payment for the Preferred Shares and the Warrant and shall remain in full force and effect regardless of any investigation made by or on behalf of them or any person controlling or advising any of them.

               (i) This Agreement and its Annexes set forth the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, with respect thereto.

               (j) The Buyer shall have the right to terminate this Agreement by giving notice to the Company at any time at or prior to the Closing Date if:

               (1) the Company shall have failed, refused, or been unable at or prior to the date of such termination of this Agreement to perform any of its obligations hereunder;

               (2) any other condition of the Buyer's obligations hereunder is not fulfilled; or

               (3) the closing shall not have occurred on a Closing Date on or before December 26, 1997, other than solely by reason of a breach of this Agreement by the Buyer.

Any such termination shall be effective upon the giving of notice thereof by the Buyer. Upon such termination, the Buyer shall have no further obligation to the Company hereunder and the Company shall remain liable for any breach of this Agreement or the other documents contemplated hereby which occurred on or prior to the date of such termination.

               (k) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                            [SIGNATURE PAGE FOLLOWS]

               IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date set forth above.


NUMBER OF SHARES: 3,000

PRICE PER SHARE:  $1,000.00

AGGREGATE PURCHASE PRICE:  $3,000,000.00


                                                   ADVANTAGE FUND II LTD.


                                                   By:
                                                      --------------------------
                                                          A.P. de Groot
                                                          President


                                                   RIDE, INC.


                                                   By:
                                                      --------------------------

                                                   Name:
                                                        ------------------------

                                                   Title:
                                                         -----------------------
Date:
    -------------------------------------

                                  SCHEDULE 3(b)


        Holders of the Company's securities having "piggy-back" registration rights in connection with the Registration Statement are as follows:

        1. Device Mfg Corp. The former shareholders of Device Mfg Corp. ("Device"), a Delaware corporation, have been collectively issued 514,382 shares of unregistered Ride, Inc. Common Stock, which they have the right to have included in the Registration Statement pursuant to the terms of that certain Registration Rights Agreement, dated as of May 31, 1997, by and between the Company and Device.

        2. Galena Creek Trading Company, Inc. d/b/a Smiley Hats. The former shareholders of Galena Creek Trading Company, Inc. d/b/a Smiley Hats ("Smiley"), a Nevada corporation, have been collectively issued 320,000 shares of unregistered Ride, Inc. Common Stock, which they have the right to have included in the Registration Statement pursuant to the terms of that certain Registration Rights Agreement, dated as of July 15, 1997, by and between the Company and Smiley.

                                                                         ANNEX I
                                                                 TO SUBSCRIPTION
                                                                       AGREEMENT

                           CERTIFICATE OF DESIGNATION

                                       OF

                       SERIES B 5% CUMULATIVE CONVERTIBLE

                                 PREFERRED STOCK

                                       of

                                   RIDE, INC.


               RIDE, INC., a Washington corporation (the "Corporation"), in accordance with the provisions of RCW 23B.06.020(5) DOES HEREBY CERTIFY:

               That pursuant to authority vested in the Board of Directors of the Corporation by the Restated Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by unanimous written consent dated December 19, 1997, adopted a resolution providing for the creation of a series of the Corporation's Preferred Stock, no par value per share, which series is designated as "Series B 5% Cumulative Convertible Preferred Stock," which resolution is as follows:

               RESOLVED, that pursuant to authority vested in the Board of Directors by the Restated Articles of Incorporation of the Corporation, the Board of Directors does hereby provide for the creation of a series of the Preferred Stock, no par value per share (hereinafter called the "Preferred Stock"), of the Corporation, and to the extent that the voting powers and the designations, preferences and relative, participating, optional or other special rights thereof and the qualifications, limitations or restrictions of such rights have not been set forth in the Restated Articles of Incorporation of the Corporation, does hereby fix the same as follows:

               SERIES B 5% CUMULATIVE CONVERTIBLE PREFERRED STOCK

               Section 1. Definitions. As used herein, the following terms shall have the following meanings:

               "Aggregated Person" shall mean any person whose beneficial ownership of shares of Common Stock would be aggregated with the beneficial ownership of shares of Common Stock by a holder of shares of Series B Preferred Stock for purposes of Section 13(d) of the Exchange Act, and Rule 13d-3 thereunder.

               "AMEX" shall mean the American Stock Exchange, Inc.

               "Average Market Price" for any date means the arithmetic mean of the Market Price on each of the five trading days, whether or not consecutive, during the applicable Measurement Period having the lowest Market Prices.

               "Board of Directors" or "Board" shall mean the Board of Directors of the Corporation.

               "Ceiling Price" shall mean $2.6813 (subject to equitable adjustments for stock splits, stock dividends, combinations, recapitalizations, reclassifications and similar events occurring or with respect to which "ex-" trading commences on or after the date of filing of this Certificate of Designation with the Secretary of State of the State of Washington) provided, however, that notwithstanding any other provision hereof (1) if (v) the Corporation shall fail to file the Registration Statement with the SEC on or before the date which is 30 days after the Issuance Date, (w) the Registration Statement is not ordered effective by the SEC within 90 days after the Issuance Date, (x) the Registration Statement shall cease to be available for use by any holder of shares of Series B Preferred Stock which is named therein as a selling stockholder for any reason (including, without limitation, by reason of an SEC stop order, a material misstatement or omission in the Registration Statement or the information contained in the Registration Statement having become outdated), except as a result of information supplied in writing by such holder for use in the Registration Statement, as contemplated by clauses (10) and (11) of the definition of Computation Date, or (y) a holder of shares of Series B Preferred Stock shall have become unable to convert any shares of Series B Preferred Stock in accordance with Section 8(a) (other than by reason of the 4.9% limitation set forth in Section 8(a)), as contemplated by clauses (12) and (13) of the definition of Computation Date, then in each such case referred to in the preceding clauses (v) through (y) the applicable price stated above in this paragraph shall be permanently reduced by $.053626 on each Computation Date (pro rated in the case of any Computation Date which is less than 30 days after a Computation Date) (each such dollar amount in this proviso subject to equitable adjustments for stock splits, stock dividends, combinations, recapitalizations, reclassifications, and similar events occurring or with respect to which "ex-" trading commences on and after the date of filing of this Certificate of Designation with the Secretary of State of the State of Washington) unless, in lieu of such reduction in respect of any particular Computation Date, the Company shall have made cash payments on a timely basis in the amounts specified in Section 2(c) of the Registration Rights Agreement and (2) the Ceiling Price applicable to a particular conversion shall be subject to reduction as provided in Section 8(b)(6).

               "Closing Bid Price" of any security on any date shall mean the closing bid price of such security on such date on the principal securities exchange or other market on which such security is listed for trading which constitutes the principal securities market for such security, as reported by such exchange or other market.

               "Common Stock" shall mean the Common Stock, no par value per share, of the Corporation.

               "Computation Date" shall mean:

                    (1) if the Corporation shall not have filed the Registration Statement with the SEC on or prior to the date which is 30 days after the Issuance Date, the date which is 31 days after the Issuance Date;

                    (2) the date which is 30 days after the Computation Date specified in the preceding clause (1), and each succeeding thirtieth day thereafter if the Corporation shall not have filed the Registration Statement with the SEC prior to such 30th day;

                    (3) if the Corporation shall not have filed the Registration Statement with the SEC on or prior to the date which is 30 days after the Issuance Date, the date on which the Corporation shall have so filed the Registration Statement;

                    (4) the date which is 91 days after the Issuance Date, unless the Registration Statement theretofore has been declared effective by the SEC;

                    (5) the date which is 30 days after the Computation Date specified in the preceding clause (4), and each succeeding thirtieth day thereafter if the Registration Statement has not been declared effective by the SEC prior to such 30th day;

                    (6) if the Registration Statement has not been declared effective by the SEC within 90 days after the Issuance Date, the date on which the Registration Statement is declared effective by the SEC;

                    (7) the date on which the Registration Statement has ceased for 30 days (whether or not consecutive) to be available, for use by any holder of shares of Series B Preferred Stock which is named therein as a selling stockholder with the SEC, if, at any time during which the Registration Statement is required by the Registration Rights Agreement to remain available for such use, the Registration Statement ceases to be so available for any reason (including, without limitation, by reason of an SEC stop order, a material misstatement or omission therein or the information contained in the Registration Statement having become outdated) and shall remain so unavailable on such 30th day and each succeeding 30th day (whether or not consecutive) after such 30th day on which the Registration Statement shall have remained so unavailable;

                    (8) the date on which the Registration Statement becomes available for use by holders of shares of Series B Preferred Stock, if, at any time during which the Registration Statement is required by the Registration Rights Agreement to remain available for such use, the Registration Statement ceases to be so available for any reason (including, without limitation, by reason of an SEC stop order, a material misstatement or omission therein or the information contained in the Registration Statement having become outdated), except as a result of information supplied in writing by such holder for use in the Registration Statement;

                    (9) the date on which any holder of shares of Series B Preferred Stock shall have become unable for 30 days (whether or not consecutive) to convert shares of Series B Preferred Stock in accordance with
Section 8(a) for any reason (other than by reason of the 4.9% limitation set forth in Section 8(a)), if any holder of shares of Series B Preferred Stock shall remain unable so to convert shares of Series B Preferred Stock on such 30th day and each succeeding thirtieth day thereafter if holders then remain unable to so convert; and

                    (10) the date on which holders of shares of Series B Preferred Stock become able to convert shares of Series B Preferred Stock in accordance with Section 8(a), if any holder of shares of Series B Preferred Stock shall have become unable to convert shares of Series B Preferred Stock in accordance with Section 8(a) for any reason (other than by reason of the 4.9% limitation set forth in Section 8(a)); provided, however, that if more than one event which could give rise to a Computation Date during any period shall have occurred, only one of such events shall be deemed to result in a Computation Date so that the adjustments provided herein by reason of the occurrence of a Computation Date shall be made only once in respect of any period of time and then in the maximum amount based on all such Computation Dates.

               "Computed Price" of one share of Common Stock on any date shall mean the product obtained by multiplying (a) the Conversion Percentage applicable on such date by (b) the Average Market Price of the Common Stock for the Measurement Period with respect to such date; provided, however, that in no event shall the Computed Price be greater than the Ceiling Price (subject to equitable adjustments for stock splits, stock dividends, combinations, recapitalizations, reclassifications and similar events occurring or with respect to which "ex-" trading commences on or after the date of filing of this Certificate of Designation with the Secretary of State of the State of Washington).

               "Conversion Agent" shall mean Chase Mellon, or its duly appointed successor.

               "Conversion Amount" initially shall be equal to $1,000.00, subject to adjustment as set forth in Section 8(a).

               "Conversion Date" shall mean the date on which the notice of conversion is actually received by the Conversion Agent, whether by mail, courier, personal service, telephone line facsimile transmission or other means, in case of a conversion at the option of the holder pursuant to Section 8(a).

               "Conversion Notice" shall mean a written notice, duly signed by or on behalf of the holder, stating the number of shares of Series B Preferred Stock to be converted.

               "Conversion Percentage" shall mean with respect to a Conversion Date or a dividend payment date 90%; provided, however, that notwithstanding any other provision hereof (1) if (v) the Corporation shall fail to file the Registration Statement with the SEC on or before the date which is 30 days after the Issuance Date, (w) the Registration Statement is not ordered effective by the SEC within 90 days after the Issuance Date, (x) the Registration Statement shall cease to be available for use by any holder of shares of Series B Preferred Stock which is named therein as a selling stockholder for any reason (including, without limitation, by reason of an SEC stop order, a material misstatement or omission in the Registration Statement or the information contained in the Registration Statement having become outdated) as contemplated by clauses (7) and (8) of the definition of Computation Date, or (y) a holder of shares of Series B Preferred Stock shall have become unable to convert any shares of Series B Preferred Stock in accordance with Section 8(a) (other than by reason of the 4.9% limitation set forth in Section 8(a)), as contemplated by clauses (9) and (10) of the definition of Computation Date, then in each such case referred to in the preceding clauses (v) through (y) the applicable percentage stated above in this paragraph shall be permanently reduced by two percentage points on each Computation Date (pro rated in the case of any Computation Date which is less than 30 days after a Computation Date), unless, in lieu of such reduction in respect of any particular Computation Date, the Company shall have made cash payments on a timely basis in the amounts specified in Section 2 of the Registration Rights Agreement and (2) the Conversion Percentage applicable to a particular conversion shall be subject to reduction as provided in Section 8(b)(6).

               "Conversion Rate" shall have the meaning provided in Section
8(a).

               "Current Price" shall mean with respect to any date the arithmetic average of the Closing Bid Price of the Common Stock on the 30 consecutive trading days commencing 45 trading days before such date.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               "Holder Optional Redemption Date" shall mean the date of redemption of shares of Series B Preferred Stock pursuant to Section 9.

               "Inconvertibility Notice" shall have the meaning provided in
Section 6(a)(2).

               "Issuance Date" shall mean the first date of original issuance of any shares of Series B Preferred Stock.

               "Junior Dividend Stock" shall mean, collectively, the Common Stock and any other class or series of capital stock of the Corporation ranking junior as to dividends to the Series B Preferred Stock.

               "Junior Liquidation Stock" shall mean the Common Stock or any other class or series of the Corporation's capital stock ranking junior as to liquidation rights to the Series B Preferred Stock.

               "Liquidation Preference" shall mean, for each share of Series B Preferred Stock, the sum of (i) all dividends accrued and unpaid thereon to the date of final distribution to such holders, (ii) accrued and unpaid interest on dividends in arrears (computed in accordance with Section 4(a)) to the date of distribution, and (iii) $1,000.00 (subject to equitable adjustments for stock splits, stock dividends and combinations affecting the Series B Preferred Stock).

               "Mandatory Redemption Notice" shall mean a notice given by the Corporation to the holders of Series B Preferred Stock pursuant to Section 6(b) which notice shall state (1) that the Corporation is required to redeem all of the outstanding shares of Series B Preferred Stock pursuant to Section 6(b), (2) the number of shares of Series B Preferred Stock held by such holder which are to be redeemed, (3) the Redemption Price per share of Series B Preferred Stock to be redeemed or the formula for determining the same, determined in accordance herewith and (4) the applicable Redemption Date.

               "Market Price" of the Common Stock on any date means the lowest sale price (regular way) for one share of Common Stock on such date on the first applicable among the following: (a) the national securities exchange on which the shares of Common Stock are listed which constitutes the principal securities market for the Common Stock or (b) the Nasdaq, in either such case as reported by Bloomberg, L.P.; provided, however, that if during any Measurement Period (which for purposes of this definition includes such other periods in which an average price of the Common Stock is being determined):

        (i) The Corporation shall declare or pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock or fix any record date for any such action, then the Market Price of the Common Stock for each day in such Measurement Period prior to the earlier of (1) the date fixed for the determination of stockholders entitled to receive such dividend or other distribution and (2) the date on which ex-dividend trading in the Common Stock with respect to such dividend or distribution begins shall be reduced by multiplying the Market Price (determined without regard to this proviso) for each such day in such Measurement Period by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the earlier of (1) the record date fixed for such determination and (2) the date on which ex-dividend trading in the Common Stock with respect to such dividend or distribution begins and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution;

        (ii) The Corporation shall issue rights or warrants to all holders of its outstanding shares of Common Stock, or fix a record date for such issuance, which rights or warrants entitle such holders (for a period expiring within forty-five (45) days after the date fixed for the determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Market Price (determined without regard to this proviso) for any day in such Measurement Period which is prior to the end of such 45-day period, then the Market Price for such day shall be reduced so that the same shall equal the price determined by multiplying the Market Price (determined without regard to this proviso) by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the record date fixed for the determination of stockholders entitled to receive such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on the close of business on such record date plus the total number of additional shares of Common Stock so offered for subscription or purchase. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than the Market Price (determined without regard to this proviso), and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration, if other than cash, to be determined in good faith by a resolution of the Board of Directors of the Corporation;

        (iii) The outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock or a record date for any such subdivision shall be fixed, then the Market Price of the Common Stock for each day in such Measurement Period prior to the earlier of (1) the day upon which such subdivision becomes effective and (2) the date on which ex-dividend trading in the Common Stock with respect to such subdivision begins shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Market Price for each day in such Measurement Period prior to the earlier of
(1) the date on which such combination becomes effective and (2) the date on which trading in the Common Stock on a basis which gives effect to such combination begins, shall be proportionately increased;

        (iv) The Corporation shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Corporation (other than any dividends or distributions to which clause (i) of this proviso applies) or evidences of its indebtedness, cash or other assets (including securities, but excluding any rights or warrants referred to in clause (ii) of this proviso and dividends and distributions paid exclusively in cash and excluding any capital stock, evidences of indebtedness, cash or assets distributed upon a merger or consolidation) (the foregoing hereinafter in this clause

(iv) of this proviso called the "Securities"), or fix a record date for any such distribution, then, in each such case, the Market Price for any day in such Measurement Period prior to the earlier of (1) the record date for such distribution and (2) the date on which ex-dividend trading in the Common Stock with respect to such distribution begins shall be reduced so that the same shall be equal to the price determined by multiplying the Market Price (determined without regard to this proviso) by a fraction of which the numerator shall be the Market Price (determined without regard to this proviso) on such date less the fair market value (as determined in good faith by resolution of the Board of Directors of the Corporation) on such date of the portion of the Securities so distributed or to be distributed applicable to one share of Common Stock and the denominator shall be the Market Price (determined without regard to this proviso); provided, however, that in the event the then fair market value (as so determined) of the portion of the Securities so distributed applicable to one share of Common Stock is equal to or greater than the Market Price (determined without regard to this clause (iv) of this proviso) on any such day, in lieu of the foregoing adjustment, adequate provision shall be made so that the holders of shares of Series B Preferred Stock shall have the right to receive in payment of dividends on the shares of Series B Preferred Stock or upon conversion of the shares of Series B Preferred Stock, as the case may be, the amount of Securities the holders of shares of Series B Preferred Stock would have received had the number of shares of Common Stock to be issued in payment of such dividends on the shares of Series B Preferred Stock been issued, or had the holders of shares of Series B Preferred Stock converted the shares of Series B Preferred Stock, in either such case immediately prior to the record date for such distribution. If the Board of Directors of the Corporation determines the fair market value of any distribution for purposes of this clause (iv) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market on the same day for which an adjustment in the Market Price is being determined.

        For purposes of this clause (iv) and clauses (i) and (ii) of this proviso, any dividend or distribution to which this clause (iv) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which clause (i) or (ii) of this proviso applies (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock or rights or warrants to which clause (i) or (ii) of this proviso applies (and any Market Price reduction required by this clause (iv) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Market Price reduction required by clauses (i) and (ii) of this proviso with respect to such dividend or distribution shall then be made), except that any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of clause (i) of this proviso;

        (v) The Corporation or any subsidiary of the Corporation shall (x) by dividend or otherwise, distribute to all holders of its Common Stock cash in (or fix any record date for any such distribution), or (y) repurchase or reacquire shares of its Common Stock (other than an Option Share Surrender) for, in either case, an aggregate amount that, combined with (1) the aggregate amount of any other such distributions to all holders of its Common Stock made exclusively in cash after the Issuance Date and within the twelve (12) months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this clause (v) has been made, (2) the aggregate amount of any cash plus the fair market value (as determined in good faith by a resolution of the Board of Directors of the Corporation) of consideration paid in respect of any repurchase or other reacquisition by the Corporation or any subsidiary of the Corporation of any shares of Common Stock (other than an Option Share Surrender) made after the Issuance Date and within the twelve (12) months preceding the date of payment of such distribution or making of such repurchase or reacquisition, as the case may be, and in respect of which no adjustment pursuant to this clause
(v) has been made, and (3) the aggregate of any cash plus the fair market value (as determined in good faith by a resolution of the Board of Directors of the Corporation) of consideration payable in respect of any Tender Offer by the Corporation or any of its subsidiaries for all or any portion of the Common Stock concluded within the twelve (12) months preceding the date of payment of such distribution or completion of such repurchase or reacquisition, as the case may be, and in respect of which no adjustment pursuant to clause (vi) of this proviso has been made (such aggregate amount combined with the amounts in clauses (1), (2) and (3) above being the "Combined Amount"), exceeds 10% of the product of the Market Price (determined without regard to this proviso) on any day in such Measurement Period prior to the earlier of (A) the record date with respect to such distribution and (B) the date on which ex-dividend trading in the Common Stock with respect to such distribution begins or the date of such repurchase or reacquisition, as the case may be, times the number of shares of Common Stock outstanding on such date, then, and in each such case, the Market Price for such day shall be reduced so that the same shall equal the price determined by multiplying the Market Price (determined without regard to this proviso) for such day by a fraction (i) the numerator of which shall be equal to the Market Price (determined without regard to this proviso) for such day less an amount equal to the quotient of (x) the excess of such Combined Amount over such 10% and (y) the number of shares of Common Stock outstanding on such day and (ii) the denominator of which shall be equal to the Market Price (determined without regard to this proviso) on such day; provided, however, that in the event the portion of the cash so distributed or paid for the repurchase or reacquisition of shares (determined per share based on the number of shares of Common Stock outstanding) applicable to one share of Common Stock is equal to or greater than the Market Price (determined without regard to this clause (v) of this proviso) of the Common Stock on any such day, in lieu of the foregoing adjustment, adequate provision shall be made so that the holders of shares of Series B Preferred Stock shall have the right to receive in payment of dividends on shares of Series B Preferred Stock or upon conversion of shares of Series B Preferred Stock, as the case may be, the amount of cash the holders of shares of Series B Preferred Stock would have received had the number of shares of Common Stock to be issued in payment of such dividends on shares of Series B Preferred Stock been issued, or had the holders of shares of Series B Preferred Stock converted shares of Series B Preferred Stock, in either such case, immediately prior to the record date for such distribution or the payment date of such repurchase, as applicable; or

        (vi) A Tender Offer made by the Corporation or any of its subsidiaries for all or any portion of the Common Stock shall expire and such Tender Offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the Tender Offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined in good faith by resolution of the Board of Directors of the Corporation) that combined together with (1) the aggregate of the cash plus the fair market value (as determined in good faith by a resolution of the Board of Directors of the Corporation), as of the expiration of such Tender Offer, of consideration payable in respect of any other Tender Offers, by the Corporation or any of its subsidiaries for all or any portion of the Common Stock expiring within the twelve (12) months preceding the expiration of such Tender Offer and in respect of which no adjustment pursuant to this clause (vi) has been made, (2) the aggregate amount of any cash plus the fair market value (as determined in good faith by a resolution of the Board of Directors of the Corporation) of consideration paid in respect of any repurchase or other reacquisition by the Corporation or any subsidiary of the Corporation of any shares of Common Stock (other than an Option Share Surrender) made after the Issuance Date and within the twelve (12) months preceding the expiration of such Tender Offer and in respect of which no adjustment pursuant to clause (v) of this proviso has been made, and (3) the aggregate amount of any distributions to all holders of Common Stock made exclusively in cash within twelve (12) months preceding the expiration of such Tender Offer and in respect of which no adjustment pursuant to clause (v) of this proviso has been made, exceeds 10% of the product of the Market Price (determined without regard to this proviso) on any day in such period times the number of shares of Common Stock outstanding on such day, then, and in each such case, the Market Price for such day shall be reduced so that the same shall equal the price determined by multiplying the Market Price (determined without regard to this proviso) for such day by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such day multiplied by the Market Price (determined without regard to this proviso) for such day and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the Tender Offer) of all shares validly tendered and not withdrawn as of the last time tenders could have been made pursuant to such Tender Offer (the "Expiration Time") (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on such day and the Market Price (determined without regard to this proviso) of the Common Stock on the trading day next succeeding the Expiration Time. If the application of this clause (vi) to any Tender Offer would result in an increase in the Market Price (determined without regard to this proviso) for any day, no adjustment shall be made for such Tender Offer under this clause (vi) for such day; provided further, however, that if on any date there shall be no reported lowest sale price (regular way) of such security, the "Market Price" on such date shall be the lowest sale price (regular way) of such security on the date next preceding such date on which a lowest sale price (regular way) for such security has been so reported.

               "Maximum Share Amount" shall mean 2,340,189 shares, or such greater number as permitted by the rules of the Nasdaq (such amount to be subject to equitable adjustment from time to time for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring or with respect to which "ex-" trading commences after the date of filing this Certificate of Designation with the Secretary of State of the State of Washington), of Common Stock.

               "Measurement Period" shall mean, with respect to any date, the period of twenty five (25) consecutive trading days ending one trading day prior to such date.

               "Nasdaq" shall mean the Nasdaq National Market.

               "NYSE" shall mean the New York Stock Exchange, Inc.

               "Option Share Surrender" means the surrender of shares of Common Stock to the Corporation in payment of the exercise price or tax obligations incurred in connection with the grant, vesting or exercise of a stock option granted by the Corporation to any of its employees, directors or consultants.

               "Optional Redemption Event" shall mean any one of the following events:

        (1) For any period of five consecutive trading days there shall be no closing bid price of the Common Stock on any national securities exchange or the Nasdaq;

        (2) The Common Stock ceases to be listed for trading on the Nasdaq, the NYSE, the AMEX or the Nasdaq SmallCap Market;

        (3) The inability for 30 or more days (whether or not consecutive) of any holder of shares of Series B Preferred Stock who is entitled to optional redemption rights under Section 9 to sell such shares of Common Stock issued or issuable on conversion of shares of Series B Preferred Stock pursuant to the Registration Statement for any reason on each of such 30 days;

        (4) The Corporation shall fail or default in the timely performance of any material obligation to a holder of shares of Series B Preferred Stock under the terms of this Certificate of Designation or under the Registration Rights Agreement or any other agreements or documents entered into in connection with the issuance of shares of Series B Preferred Stock, as such instruments may be amended from time to time;

        (5) Any consolidation or merger of the Corporation with or into another entity (other than a merger or consolidation of a subsidiary of the Corporation into the

Corporation or a wholly-owned subsidiary of the Corporation) where the shareholders of the Corporation immediately prior to such transaction do not collectively own at least 51% of the outstanding voting securities of the surviving corporation of such consolidation or merger immediately following such transaction or the common stock of such surviving corporation is not listed for trading on the Nasdaq, the NYSE, the AMEX or the Nasdaq SmallCap Market; or

        (6) The taking of any action, including any amendment to the Corporation's Articles of Incorporation, which materially and adversely affects the rights of any holder of shares of Series B Preferred Stock.

               "Optional Redemption Notice" shall have the meaning provided in
Section 9(b).

               "Optional Redemption Price" shall mean the Redemption Price as if the definition of Redemption Price in this Section 1 were modified such that all references therein to "Redemption Date" were to the Holder Optional Redemption Date.

               "Parity Dividend Stock" shall mean the Series A 7% Cumulative Convertible Nonvoting Preferred Stock and any class or series or the Corporation's capital stock ranking, as to dividends, on a parity with the Series B Preferred Stock.
               "Parity Liquidation Stock" shall mean the Series A 7% Cumulative Convertible Nonvoting Preferred Stock and any class or series of the Corporation's capital stock having parity as to liquidation rights with the Series B Preferred Stock.

               "Redemption Date" shall mean the date of a redemption of shares of Series B Preferred Stock pursuant to Section 4(c) or 6(a), determined in accordance therewith.

               "Redemption Price" shall mean the greater of (i) the quotient (expressed in dollars) obtained by dividing (a) the sum of (1) $1,000 (subject to equitable adjustments for stock splits, stock dividends and combinations affecting the Series B Preferred Stock), (2) an amount equal to the accrued but unpaid dividends on the share of Series B Preferred Stock to be redeemed, and
(3) an amount equal to the accrued and unpaid interest on dividends in arrears on such share (determined as provided in Section 4) through the applicable Redemption Date by (b) the Conversion Percentage (expressed as a decimal) in effect on the Redemption Date, (ii) the Ceiling Price and (iii) one hundred twenty-five percent (125%) of the sum of (1) $1,000 (subject to equitable adjustments for stock splits, stock dividends and combinations affecting the Series B Preferred Stock), (2) an amount equal to accrued but unpaid dividends on the share of Series B Preferred Stock to be redeemed, and (3) an amount equal to the accrued and unpaid interest on dividends in arrears on such share (determined as provided in Section 4) through the applicable Redemption Date.

               "Registration Rights Agreement" shall mean the Registration Rights Agreement entered into between the Corporation and the original holder of the shares of

Series B Preferred Stock, as amended or modified from time to time in accordance with its terms.

               "Registration Statement" shall mean the Registration Statement required to be filed by the Corporation with the SEC pursuant to Section 2(a) of the Registration Rights Agreement.

               "SEC" shall mean the United States Securities and Exchange Commission.

               "Senior Dividend Stock" shall mean any class or series of capital stock of the Corporation ranking senior as to dividends to the Series B Preferred Stock.

               "Senior Liquidation Stock" shall mean any class or series of capital stock of the Corporation ranking senior as to liquidation rights to the Series B Preferred Stock.

               "Series B Preferred Stock" shall mean the Series B 5% Cumulative Convertible Preferred Stock, no par value per share, of the Corporation.

               "Share Limitation Redemption Date" shall mean each date on which the Corporation is required to redeem shares of Series B Preferred Stock as provided in Section 6(a).

               "Share Limitation Redemption Price" shall mean the Redemption Price as if the definition of Redemption Price in this Section 1 were modified such that all references therein to "Redemption Date" were to the Share Limitation Redemption Date.

               "Stockholder Approval" shall mean the approval by a majority of the votes cast by the holders of shares of Common Stock (in person or by proxy) at a meeting of the stockholders of the Corporation (duly convened at which a quorum was present), or a written consent of holders of shares of Common Stock entitled to such number of votes given without a meeting, of the issuance by the Corporation of 20% or more of the Common Stock of the Corporation outstanding on the Issuance Date for less than the greater of the book or market value of such Common Stock on conversion of the Series B Preferred Stock, as and to the extent required under Rule 4460(i) of the Nasdaq as in effect from time to time or any successor provision.

               "Subscription Agreement" shall mean the Subscription Agreement between the Corporation and the original holder of shares of Series B Preferred Stock pursuant to which the shares of Series B Preferred Stock were issued.

               "Tender Offer" shall mean a tender offer or exchange offer.

               Section 2. Designation and Amount. The shares of such series shall be designated as "Series B 5% Cumulative Convertible Preferred Stock", and the number of shares constituting the Series B Preferred Stock shall be 3,000, and shall not be subject to increase.

               Section 3. Rank. All Series B Preferred Stock shall rank (i) senior to the Common Stock, now or hereafter issued, as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, (ii) on a parity with any additional series of the class of Preferred Stock which series the Board of Directors may from time to time authorize, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, (iii) on a parity with Series A 7% Cumulative Convertible Nonvoting Preferred Stock and the shares of any additional class of preferred stock (or series of preferred stock of such class) which the Board of Directors or the stockholders may from time to time authorize in accordance herewith, which class (or series thereof) by its terms ranks on a parity with the shares of Series B Preferred Stock and (iv) senior to any other class or series of preferred stock (other than as stated in the immediately preceding clauses (ii) and (iii)) of the Corporation.

               Section 4. Dividends and Distributions. (a) The holders of shares of Series B Preferred Stock shall be entitled to receive, when, as, and if declared by the Board of Directors out of funds legally available for such purpose, dividends at the rate of $50.00 per annum per share, and no more, which shall be fully cumulative, shall accrue without interest (except as otherwise provided herein as to dividends in arrears) from the date of original issuance and shall be payable quarterly on March 31, June 30, September 30, and December 31 of each year commencing March 31, 1998 (except that if any such date is a Saturday, Sunday, or legal holiday, then such dividend shall be payable on the next succeeding day that is not a Saturday, Sunday, or legal holiday) to holders of record as they appear on the stock books of the Corporation on such record dates, not more than 20 nor less than 10 days preceding the payment dates for such dividends, as shall be fixed by the Board. Dividends on the Series B Preferred Stock shall be paid in cash or, subject to the limitations in Section 4(b) hereof, shares of Common Stock of the Corporation or any combination of cash and shares of Common Stock, at the option of the Corporation as hereinafter provided. The amount of the dividends payable per share of Series B Preferred Stock for each quarterly dividend period shall be computed by dividing the annual dividend amount by four. The amount of dividends payable for the initial dividend period and any period shorter than a full quarterly dividend period shall be computed on the basis of a 360-day year of twelve 30-day months. Dividends not paid within five (5) days of a payment date, whether or not such dividends have been declared, will bear interest at the rate of 12% per annum until paid. No dividends or other distributions, other than the dividends payable solely in shares of any Junior Dividend Stock, shall be paid or set apart for payment on any shares of Junior Dividend Stock, and no purchase, redemption, or other acquisition shall be made by the Corporation of any shares of Junior Dividend Stock (except for Option Share Surrenders) unless and until all accrued and unpaid dividends on the Series B Preferred Stock and interest on dividends in arrears at the rate specified herein shall have been paid or declared and set apart for payment.

               No full dividends shall be paid or declared and set apart for payment on any Parity Dividend Stock for any period unless all accrued but unpaid dividends (and interest on dividends in arrears at the rate specified herein) have been, or contemporaneously are, paid or declared and set apart for such payment on the Series B Preferred Stock. No full dividends shall be paid or declared and set apart for payment on the Series B Preferred Stock for any period unless all accrued but unpaid dividends have been, or contemporaneously are, paid or declared and set apart for payment on the Parity Dividend Stock for all dividend periods terminating on or prior to the date of payment of such full dividends. When dividends are not paid in full upon the Series B Preferred Stock and the Parity Dividend Stock, all dividends paid or declared and set apart for payment upon shares of Series B Preferred Stock (and interest on dividends in arrears at the rate specified herein) and the Parity Dividend Stock shall be paid or declared and set apart for payment pro rata, so that the amount of dividends paid or declared and set apart for payment per share on the Series B Preferred Stock and the Parity Dividend Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of Series B Preferred Stock and the Parity Dividend Stock bear to each other.

               Any references to "distribution" contained in this Section 4 shall not be deemed to include any stock dividend or distributions made in connection with any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary.

               (b) If the Corporation elects, in the exercise of its sole discretion, to issue shares of Common Stock in payment of dividends on the Series B Preferred Stock, the Corporation shall issue and deliver, or cause to be issued and delivered, by the third trading day after such dividend payment date to each holder of such shares a certificate representing the number of whole shares of Common Stock arrived at by dividing the average Closing Bid Price of the Common Stock for the five trading days preceding the applicable dividend payment date into the total amount of cash dividends such holder would be entitled to receive if the aggregate dividends on the Series B Preferred Stock held by such holder which are being paid in shares of Common Stock were being paid in cash; provided, however, that if certificates representing shares of Common Stock are issued and delivered to holders of Series B Preferred Stock subsequent to the fifth trading day after a dividend payment date, the average Closing Bid Price used to calculate the number of share of Common Stock will be reduced by one percent for each trading day after the third trading day following such dividend payment date to the date of delivery of shares of Common Stock. No fractional shares of Common Stock shall be issued in payment of dividends. In lieu thereof, the Corporation shall pay cash in an amount equal to the product of (x) the arithmetic average of the Closing Bid Price of the Common Stock for the five consecutive trading days prior to such dividend payment date times (y) the fraction of a share of Common Stock which would otherwise be issuable by the

Corporation. The Corporation shall not exercise its right to issue shares of Common Stock in payment of dividends on Series B Preferred Stock if:

        (i) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes, or held in the Corporation's treasury, is insufficient to pay the portion of such dividends to be paid in shares of Common Stock;

        (ii) the issuance or delivery of shares of Common Stock as a dividend payment would require registration with or approval of any governmental authority under any law or regulation, and such registration or approval has not been effected or obtained;

        (iii) the shares of Common Stock to be issued as a dividend payment have not been authorized for listing, upon official notice of issuance, on any securities exchange or market on which the Common Stock is then listed; or have not been approved for quotation if the Common Stock is traded in the over-the-counter market;

        (iv) the shares of Common Stock (A) cannot be sold or transferred without restriction by unaffiliated holders who receive such shares of Common Stock as a dividend payment or (B) are no longer listed on the Nasdaq, the NYSE, the AMEX or the Nasdaq SmallCap Market;

        (v) the issuance of shares of Common Stock in payment of dividends on Series B Preferred Stock held by any Aggregated Person would result in any Aggregated Person beneficially owning more than 4.9% of the Common Stock, determined as provided in the proviso to the second sentence of Section 9(a) hereof; or

        (vi) an Optional Redemption Event shall have occurred and any holder shall be entitled to exercise optional redemption rights under Section 9 hereof by reason of such Optional Redemption Event.

               Shares of Common Stock issued in payment of dividends on Series B Preferred Stock pursuant to this Section shall be, and for all purposes shall be deemed to be, validly issued, fully paid and nonassessable shares of Common Stock of the Corporation; the issuance and delivery thereof is hereby authorized; and the dispatch thereof will be, and for all purposes shall be deemed to be, payment in full of the cumulative dividends to which holders are entitled on the applicable dividend payment date.

               (c) Neither the Corporation nor any subsidiary of the Corporation shall redeem, repurchase or otherwise acquire in any one transaction or series of related transactions any shares of Common Stock, Junior Dividend Stock or Junior Liquidation Stock if the number of shares so repurchased, redeemed or otherwise acquired in such transaction or series of related transactions (excluding any Option Share Surrender) is more than either (x) 5.0% of the number of shares of Common Stock, Junior Dividend Stock or Junior Liquidation Stock, as the case may be, outstanding immediately prior to such transaction or series of related transactions or (y) 1% of the number of shares of Common Stock, Junior Dividend Stock or Junior Liquidation Stock, as the case may be, outstanding immediately prior to such transaction or series of related transactions if such transaction or series of related transactions is with any one person or group of affiliated persons, unless the Corporation or such subsidiary offers to purchase for cash from each holder of shares of Series B Preferred Stock at the time of such redemption, repurchase or acquisition the same percentage of such holder's shares of Series B Preferred Stock as the percentage of the number of outstanding shares of Common Stock, Junior Dividend Stock or Junior Liquidation Stock, as the case may be, to be so redeemed, repurchased or acquired at a purchase price per share of Series B Preferred Stock equal to the Redemption Price.

               (d) Neither the Corporation nor any subsidiary of the Corporation shall (1) make any Tender Offer for outstanding shares of Common Stock, unless the Corporation contemporaneously therewith makes an offer, or (2) enter into an agreement regarding a Tender Offer for outstanding shares of Common Stock by any person other than the Corporation or any subsidiary of the Corporation, unless such person agrees with the Corporation to make an offer, in either such case to each holder of outstanding shares of Series B Preferred Stock to purchase for cash at the time of purchase in such Tender Offer the same percentage of shares of Series B Preferred Stock held by such holder as the percentage of outstanding shares of Common Stock offered to be purchased in such Tender Offer at a price per share of Series B Preferred Stock equal to the greater of (i) the quotient (expressed in dollars) obtained by dividing (a) the sum of (1) $1,000 (subject to equitable adjustments for stock splits, stock dividends and combinations affecting the Series B Preferred Stock), (2) an amount equal to the accrued but unpaid dividends on such share of Series B Preferred Stock, and (3) an amount equal to the accrued and unpaid interest on dividends in arrears (determined as provided in Section 4) through the date of purchase pursuant to this Section 4(d) by (b) the Conversion Percentage (expressed as a decimal) in effect on the date of purchase pursuant to this Section 4(d) and (ii) an amount equal to the product obtained by multiplying (x) the number of shares of Common Stock which would, but for the purchase pursuant to this Section 4(d), be issuable on conversion in accordance with Section 8(a) of one share of Series B Preferred Stock and any accrued and unpaid dividends thereon and any accrued and unpaid interest on dividends thereon in arrears if a Conversion Notice were given by the holder of such share of Series B Preferred Stock on the date of purchase pursuant to this Section 4(d) (determined without regard to any limitation on conversion based on beneficial ownership which is contained in Section 8(a)) times (y) the highest price per share of Common Stock offered in such Tender Offer.

               Section 5. Liquidation Preference. In the event of a liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the holders of Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets constitute stated capital or surplus of any nature, an amount per share of Series B Preferred Stock equal to the Liquidation Preference, and no more, before any payment shall be made or any assets distributed to the holders of Junior

Liquidation Stock. After the liquidation preferences of the Senior Liquidation Stock are fully met, the entire assets of the Corporation available for distribution shall be distributed ratably among the holders of the Series B Preferred Stock and any Parity Liquidation Stock in proportion to the respective preferential amounts to which each is entitled (but only to the extent of such preferential amounts). After payment in full of the liquidation price of the shares of the Series B Preferred Stock and the Parity Liquidation Stock, the holders of such shares shall not be entitled to any further participation in any distribution of assets by the Corporation. Neither a consolidation or merger of the Corporation with another corporation nor a sale or transfer of all or part of the Corporation's assets for cash, securities, or other property in and of itself will be considered a liquidation, dissolution or winding up of the Corporation.

               Section 6.    Mandatory Redemption.

               (a) Mandatory Redemption Based on Maximum Share Amount. (1) Notwithstanding any other provision herein, unless the Stockholder Approval shall have been obtained from the stockholders of the Corporation or waived by the Nasdaq, the Corporation shall not be required to issue upon conversion of shares of Series B Preferred Stock pursuant to Section 8 more than the Maximum Share Amount, less the aggregate number of shares of Common Stock issued by the Corporation pursuant to Section 4 as dividends on the Series B Preferred Stock. The Maximum Share Amount shall be allocated among the shares of Series B Preferred Stock at the time of initial issuance thereof pro rata based on the total number of authorized shares of Series B Preferred Stock provided in
Section 2. Each certificate for shares of Series B Preferred Stock initially issued shall bear a notation as to the number of shares constituting the portion of the Maximum Share Amount allocated to the shares of Series B Preferred Stock represented by such certificate for purposes of conversion thereof. The Corporation shall maintain records which show the number of shares of Common Stock issued by the Corporation pursuant to Section 4 as dividends on the shares of Series B Preferred Stock represented by each certificate, which records shall be controlling in the absence of manifest error. Upon surrender of any certificate for shares of Series B Preferred Stock for transfer or re-registration thereof (or, at the option of the holder, for conversion pursuant to Section 8(a) of less than all of the shares of Series B Preferred Stock represented thereby), the Corporation shall make a notation on the new certificate issued upon such transfer or re-registration or evidencing such unconverted shares, as the case may be, as to the remaining number of shares of Common Stock from the Maximum Share Amount remaining available for conversion of the shares of Series B Preferred Stock evidenced by such new certificate (including, without limitation, by taking into account the number of shares of Common Stock issued by the Corporation pursuant to Section 4 as a dividend on the shares of Series B Preferred Stock represented by the certificate so surrendered and not previously reflected on the certificate so surrendered, as shown on the records maintained by the Corporation). If any certificate for shares of Series B Preferred Stock is surrendered for split-up into two or more certificates representing an aggregate number of shares of Series B Preferred Stock equal to the number of shares of Series B Preferred Stock represented by the certificate so surrendered

(as reduced by any contemporaneous conversion of shares of Series B Preferred Stock represented by the certificate so surrendered), each certificate issued on such split-up shall bear a notation of the portion of the Maximum Share Amount allocated thereto determined by pro rata allocation from among the remaining portion of the Maximum Share Amount allocated to the certificate so surrendered. If any shares of Series B Preferred Stock represented by a single certificate are converted in full pursuant to Section 8, all of the portion of the Maximum Share Amount allocated to such shares of Series B Preferred Stock which remains unissued after such conversion shall be re-allocated pro rata to the outstanding shares of Series B Preferred Stock held of record by the holder of record at the close of business on the date of such conversion of the shares of Series B Preferred Stock so converted, and if there shall be no other shares of Series B Preferred Stock held of record by such holder at the close of business on such date, then such portion of the Maximum Share Amount shall be allocated pro rata among the shares of Series B Preferred Stock outstanding on such date.

               (2) The Corporation shall promptly, but in no event later than five business days after the occurrence, give notice to each holder (by telephone line facsimile transmission at such number as such holder has specified in writing to the Corporation for such purposes or, if such holder shall not have specified any such number, by overnight courier or first class mail, postage prepaid, at such holder's address as the same appears on the stock books of the Corporation) and any holder may at any time after the occurrence give notice to the Corporation, in either case, if on any ten trading days within any period of 20 consecutive trading days the Corporation would not have been required to convert shares of Series B Preferred Stock of such holder in accordance with Section 8(a) as a consequence of the limitations set forth in
Section 6(a)(1) had all outstanding shares of Series B Preferred Stock held by such holder been converted into Common Stock on each such day, determined without regard to the limitation, if any, on such holder contained in the proviso to the second sentence of Section 8(a) (any such notice, whether given by the Corporation or a holder, an "Inconvertibility Notice"). If the Corporation shall have given or been required to give any Inconvertibility Notice, or if a holder shall have given any Inconvertibility Notice, then within ten business days after such Inconvertibility Notice is given or was required to be given, the holder receiving or giving, as the case may be, the Inconvertibility Notice shall have the right by written notice to the Corporation (which written notice may be contained in the Inconvertibility Notice given by the holder) to direct the Corporation to redeem the portion of such holder's outstanding shares of Series B Preferred Stock (which, if applicable, shall be all of such holder's outstanding shares of Series B Preferred Stock) as shall not, on the business day prior to the date of such redemption, be convertible into shares of Common Stock by reason of the limitations set forth in Section 6(a)(1) (determined without regard to the limitation, if any, on such holder contained in the proviso to the second sentence of Section 8(a)), within ten business days after such holder so directs the Corporation, at a price per share equal to the Share Limitation Redemption Price. If a holder directs the Corporation to redeem outstanding shares of Series B Preferred Stock and, prior to the date the Corporation is required to redeem such shares of Series B Preferred Stock, the Corporation would have been able, within the limitations set forth in Section 6(a)(1), to convert all of such holder's outstanding shares of Series B Preferred Stock (determined without regard to the limitation, if any, on such holder contained in the proviso to the second sentence of Section 8(a)) on any ten trading days within any period of 20 consecutive trading days commencing after the period of 20 consecutive trading days which gave rise to the applicable Inconvertibility Notice from the Corporation or such holder of shares of Series B Preferred Stock, as the case may be, had all of such holder's outstanding shares of Series B Preferred Stock been surrendered for conversion into Common Stock on each of such ten trading days within such 20 trading day period, then the Corporation shall not be required to redeem any shares of Series B Preferred Stock by reason of such Inconvertibility Notice.

               (3) Notwithstanding the giving of any notice by the Corporation to the holders of Series B Preferred Stock pursuant to Section 6(a)(2) or the giving or the absence of any notice by the holders of the Series B Preferred Stock in response thereto or any redemption of shares of Series B Preferred Stock pursuant to Section 6(a)(2), thereafter the provisions of Section 6(a)(2) shall continue to be applicable on any occasion unless the Stockholder Approval shall have been obtained from the stockholders of the Corporation or waived by the Nasdaq.

               (4) On each Share Limitation Redemption Date, the Corporation shall make payment in immediately available funds of the applicable Share Limitation Redemption Price to such holder of shares of Series B Preferred Stock to be redeemed to or upon the order of such holder as specified by such holder in writing to the Corporation at least one business day prior to such Share Limitation Redemption Date. If the Corporation is required to redeem all or any portion of a holder's outstanding shares of Series B Preferred Stock pursuant to this Section 6(a), the Corporation shall make payment to such holder of the shares of Series B Preferred Stock to be redeemed in respect of each share of Series B Preferred Stock to be redeemed of an amount equal to the Share Limitation Redemption Price. Upon redemption of less than all of the shares of Series B Preferred Stock evidenced by a particular certificate, promptly, but in no event later than three business days after surrender of such certificate to the Corporation, the Corporation shall issue a replacement certificate for the shares of Series B Preferred Stock evidenced by such certificate which have not been redeemed. Only whole shares of Series B Preferred Stock may be redeemed.


               (b) No Other Mandatory Redemption. The shares of Series B Preferred Stock shall not be subject to mandatory redemption by the Corporation except as provided herein.

               Section 7. No Sinking Fund. The shares of Series B Preferred Stock shall not be subject to the operation of a purchase, retirement or sinking fund.

               Section 8. Conversion.

               (a) Conversion at Option of Holder. The holders of the Series B Preferred Stock shall have the option to convert up to (i) twenty-five percent (25%) of the aggregate number of shares of Series B Preferred Stock at any time and from time to time from and after the 90th day following the Issuance Date,
(ii) fifty percent (50%) of the aggregate number of shares of Series B Preferred Stock at any time and from time to time from and after the 120th day following the Issuance Date, (iii) seventy-five percent (75%) of the aggregate number of shares of Series B Preferred Stock at any time and from time to time from and after the 150th day following the Issuance Date and (iv) one hundred percent (100%) of the aggregate number of shares of Series B Preferred Stock at any time and from time to time from and after the 180th day following the Issuance Date into fully paid and nonassessable shares of Common Stock. Each share of Series B Preferred Stock may be converted at the office of the Conversion Agent or at such other additional office or offices, if any, as the Board of Directors may designate, by delivery of a Conversion Notice (which may be done by telephone line facsimile transmission), into such number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) determined by dividing (x) the sum of (i) $1,000 (subject to equitable adjustments for stock splits, stock dividends and combinations affecting the Series B Preferred Stock), (ii) accrued but unpaid dividends to the applicable Conversion Date on the share of Series B Preferred Stock being converted, and (iii) accrued but unpaid interest on the dividends on the share of Series B Preferred Stock being converted in arrears to the applicable Conversion Date at the rate provided in Section 4 (such sum, the "Conversion Amount") by (y) the lesser of (i) the Computed Price and (ii) the Ceiling Price and having the terms and conditions provided in Section 8(c) hereof, in each case subject to adjustment as hereinafter provided (the "Conversion Rate"); provided, however, that in no event shall any holder of shares of Series B Preferred Stock be entitled to convert any shares of Series B Preferred Stock in excess of that number of shares of Series B Preferred Stock upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by such holder or any Aggregated Person of such holder (other than shares of Common Stock deemed beneficially owned through the ownership of unconverted shares of Series B Preferred Stock) and (2) the number of shares of Common Stock issuable upon the conversion of the number of shares of Series B Preferred Stock with respect to which the determination in this proviso is being made, would result in beneficial ownership by such holder and all Aggregated Persons of such holder of more than 4.9% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Rule 13d-3 thereunder, except as otherwise provided in clause (1) of the proviso to the immediately preceding sentence.

               (b) Mandatory Conversion. On the third anniversary of the Issuance Date, all of the outstanding Series B Preferred Stock shall automatically be converted into Common Stock at the then effective Conversion Rate.

               (c) Other Provisions. (1) Notwithstanding anything in this
Section 8(b) to the contrary, no change in the Conversion Amount pursuant to
Section 8(b) shall
actually be made until the cumulative effect of the adjustments called for by this Section 8(b) since the date of the last change in the Conversion Amount would change the Conversion Amount by more than 1%. However, once the cumulative effect would result in such a change, then the Conversion Rate shall actually be changed to reflect all adjustments called for by this Section 8(b) and not previously made. Notwithstanding anything in this Section 8(b), no change in the Conversion Amount shall be made that would result in the price at which a share of Series B Preferred Stock is converted being less than the par value of the Common Stock into which shares of Series B Preferred Stock are at the time convertible.

               (2) The holders of shares of Series B Preferred Stock at the close of business on the record date for any dividend payment to holders of Series B Preferred Stock shall be entitled to receive the dividend payable on such shares on the corresponding dividend payment date notwithstanding the conversion thereof after such dividend payment record date or the Corporation's default in payment of the dividend due on such dividend payment date; provided, however, that the holder of shares of Series B Preferred Stock surrendered for conversion during the period between the close of business on any record date for a dividend payment and the opening of business on the corresponding dividend payment date must pay to the Corporation, within five days after receipt by such holder, an amount equal to the dividend payable on such shares on such dividend payment date if such dividend is paid by the Corporation to such holder. A holder of shares of Series B Preferred Stock on a record date for a dividend payment who (or whose transferee) tenders any of such shares for conversion into shares of Common Stock on or after such dividend payment date will receive the dividend payable by the Corporation on such shares of Series B Preferred Stock on such date, and the converting holder need not make any payment of the amount of such dividend in connection with such conversion of shares of Series B Preferred Stock. Except as provided above, no adjustment shall be made in respect of cash dividends on Common Stock or Series B Preferred Stock that may be accrued and unpaid at the date of surrender of shares of Series B Preferred Stock.

               (3) The Corporation shall pay any transfer tax arising in connection with any conversion of shares of Series B Preferred Stock except that the Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery upon conversion of shares of Common Stock or other securities or property in a name other than that of the holder of the shares of the Series B Preferred Stock being converted, and the Corporation shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The number of shares of Common Stock to be issued upon each conversion of shares of Series B Preferred Stock shall be the number set forth in the applicable Conversion Notice which number shall be conclusive absent manifest error. The Corporation shall notify a holder who has given a Conversion Notice of any claim of manifest error within one business day after such holder gives such Conversion Notice and no such claim of error shall limit or delay performance of the Corporation's obligation to issue upon such conversion the number of shares of Common Stock which are not in dispute. A Conversion Notice shall be deemed for all purposes to be in proper form unless the Corporation notifies a holder of shares of Series B Preferred Stock being converted within one business day after a Conversion Notice has been given (which notice shall specify all defects in the Conversion Notice) and any Conversion Notice containing any such defect shall nonetheless be effective on the date given if the converting holder promptly corrects all such defects.

               (4) The Corporation (and any successor corporation) shall take all action necessary so that a number of shares of the authorized but unissued Common Stock (or common stock in the case of any successor corporation) sufficient to provide for the conversion of the Series B Preferred Stock outstanding upon the basis hereinbefore provided are at all times reserved by the Corporation (or any successor corporation), free from preemptive rights, for such conversion, subject to the provisions of the next succeeding paragraph. If the Corporation shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock into which each share of the Series B Preferred Stock shall be convertible as herein provided, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Series B Preferred Stock on the new basis. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all of the outstanding shares of Series B Preferred Stock, the Corporation promptly shall seek such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

               (5) In case of any consolidation or merger of the Corporation with any other corporation (other than a wholly-owned subsidiary of the Corporation) in which the Corporation is not the surviving corporation, or in case of any sale or transfer of all or substantially all of the assets of the Corporation, or in the case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Corporation shall make appropriate provision or cause appropriate provision to be made so that each holder of shares of Series B Preferred Stock then outstanding shall have the right thereafter to convert such shares of Series B Preferred Stock into the kind of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer, or share exchange by a holder of shares of Common Stock into which such shares of Series B Preferred Stock could have been converted immediately prior to the effective date of such consolidation, merger, sale, transfer, or share exchange and on a basis which preserves the economic benefits of the conversion rights of the holders of shares of Series B Preferred Stock on a basis as nearly as practical as such rights exist hereunder prior thereto. If, in connection with any such consolidation, merger, sale, transfer, or share exchange, each holder of shares of Common Stock is entitled to elect to receive securities, cash, or other assets upon completion of such transaction, the Corporation shall provide or cause to be provided to each holder of Series B Preferred Stock the right to elect to receive after the completion of any such transaction, the securities, cash, or other assets which would be received by a holder of that number of shares of Common Stock into which the Series B Preferred Stock held by such holder shall be convertible immediately prior to the completion of such transaction, on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made, and the effect of failing to exercise the election). The Corporation shall not effect any such transaction unless the provisions of this paragraph have been complied with. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers, or share exchanges.

               (6) If a holder shall have given a Conversion Notice for shares of Series B Preferred Stock, the Corporation shall issue and deliver to such person certificates for the Common Stock issuable upon such conversion within three (3) business days after such Conversion Notice is given and the person converting shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, and all rights with respect to the shares surrendered shall forthwith terminate except the right to receive the Common Stock or other securities, cash, or other assets as herein provided. If a holder shall have given a Conversion Notice as provided herein, the Corporation's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of any action or inaction by the converting holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Corporation to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the holder or any other person of any obligation to the Corporation or any violation or alleged violation of law by the holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to the holder in connection with such conversion. If the Corporation fails to issue and deliver the certificates for the Common Stock to the holder converting shares of Series B Preferred Stock pursuant to the first sentence of this paragraph as and when required to do so, in addition to any other liabilities the Corporation may have hereunder and under applicable law (1) the Corporation shall pay or reimburse such holder on demand for all out-of-pocket expenses including, without limitation, reasonable fees and expenses of legal counsel incurred by such holder as a result of such failure,
(2) the Conversion Percentage applicable to such conversion shall be reduced by three percentage points from the Conversion Percentage otherwise applicable to such conversion, (3) the Ceiling Price applicable to such conversion shall be reduced by $.053626 (subject to equitable adjustments for stock splits, stock dividends, combinations, recapitalizations, reclassifications and similar events occurring or with respect to which "ex-" trading commences on or after the date of filing of this Certificate of Designation with the Secretary of State of the State of Washington) from the Ceiling Price otherwise applicable to such conversion and (4) such holder may by written notice

(which may be given by mail, courier, personal service or telephone line facsimile transmission) or oral notice (promptly confirmed in writing) given at any time prior to delivery to such holder of the certificates for the shares of Common Stock issuable upon such conversion of shares of Series B Preferred Stock, rescind such conversion, whereupon such holder shall have the right to convert such shares of Series B Preferred Stock thereafter in accordance herewith.

               (7) No fractional shares of Common Stock shall be issued upon conversion of Series B Preferred Stock. The Corporation at its option (a) may pay in cash an amount equal to the product of (i) the arithmetic average of the Closing Bid Price of a share of Common Stock on the three consecutive trading days ending on the trading day immediately preceding the Conversion Date and
(ii) such fraction of a share or (b) may issue an additional share of Common Stock.

               (8) The Conversion Amount shall be adjusted from time to time under certain circumstances, subject to the provisions of Section 8(b)(1), as follows:

               (i) In case the Corporation shall issue rights or warrants on a pro rata basis to all holders of the Common Stock entitling such holders to subscribe for or purchase Common Stock on the record date referred to below at a price per share less than the Current Price for such record date, then in each such case the Conversion Amount in effect on such record date shall be adjusted in accordance with the formula

C1 = C  x (O + N)
     -----------
     (O + N) x P
              ---
               M

where

C1      = the adjusted Conversion Amount
C       = the current Conversion Amount
O       = the number of shares of Common Stock outstanding on the record date.
N       = the number of additional shares of Common Stock issuable pursuant to the exercise of such rights or warrants.
P       = the offering price per share of the additional shares (which amount shall include amounts received by the Corporation in respect of the issuance and the exercise of such rights or warrants).
M       = the Current Price per share of Common Stock on the record date.

Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. If any or all such rights or warrants are not so issued or expire or terminate before being exercised, the Conversion Amount then in effect shall be readjusted appropriately.

               (ii) In case the Corporation shall, by dividend or otherwise, distribute to all holders of its Junior Stock (as hereinafter defined) evidences of its indebtedness or assets (including securities, but excluding any warrants or subscription rights referred to in subparagraph (i) above and any dividend or distribution paid in cash out of the retained earnings of the Corporation), then in each such case the Conversion Amount then in effect shall be adjusted in accordance with the formula

C1 = C  x  M
     -------
      M - F

where

C1   = the adjusted Conversion Amount
C    = the current Conversion Amount
M    = the Current Price per share of Common Stock on the record date mentioned below.
F    = the aggregate amount of such cash dividend and/or the fair market value on the record date of the assets or securities to be distributed divided by the number of shares of Common Stock outstanding on the record date. The Board of Directors shall determine such fair market value, which determination shall be conclusive.

Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution. For purposes of this subparagraph (ii), "Junior Stock" shall include any class of capital stock ranking junior as to dividends or upon liquidation to the Series B Preferred Stock.

               (iii) All calculations hereunder shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be.

               (iv) If at any time as a result of an adjustment made pursuant to
Section 8(b)(5), the holder of any Series B Preferred Stock thereafter surrendered for conversion shall become entitled to receive securities, cash, or assets other than Common Stock, the number or amount of such securities or property so receivable upon conversion shall be subject to adjustment from time to time in a manner and on terms nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subparagraphs (i) to
(iii) above.

               (9) Except as otherwise provided above in this Section 8, no adjustment in the Conversion Amount shall be made in respect of any conversion for share distributions or dividends theretofore declared and paid or payable on the Common Stock.

               (10) Whenever the Conversion Amount is adjusted as herein provided, the Corporation shall send to each holder and each transfer agent, if any, for the Series B Preferred Stock and the Common Stock, a statement signed by the Chairman of the

Board, the President, or any Vice President of the Corporation and by its Treasurer or its Secretary or an Assistant Secretary stating the adjusted Conversion Amount determined as provided in this Section 8, and any adjustment so evidenced, given in good faith, shall be binding upon all stockholders and upon the Corporation. Whenever the Conversion Amount is adjusted, the Corporation will give notice by mail to the holders of record of Series B Preferred Stock, which notice shall be made within 15 days after the effective date of such adjustment and shall state the adjustment and the Conversion Amount. Notwithstanding the foregoing notice provisions, failure by the Corporation to give such notice or a defect in such notice shall not affect the binding nature of such corporate action of the Corporation.

               (11) Whenever the Corporation shall propose to take any of the actions specified in Section 8(b)(5) or in subparagraphs (i) or (ii) of Section 8(b)(8) which would result in any adjustment in the Conversion Amount under this
Section 8(b), the Corporation shall cause a notice to be mailed at least 20 days prior to the date on which the books of the Corporation will close or on which a record will be taken for such action, to the holders of record of the outstanding Series B Preferred Stock on the date of such notice. Such notice shall specify the action proposed to be taken by the Corporation and the date as of which holders of record of the Common Stock shall participate in any such actions or be entitled to exchange their Common Stock for securities or other property, as the case may be. Failure by the Corporation to mail the notice or any defect in such notice shall not affect the validity of the transaction.

               Section 9. Redemption at Option of Holders. (a) Each holder of shares of Series B Preferred Stock shall be entitled, at such holder's option, by notice to the Corporation given within 20 days after the occurrence of an Optional Redemption Event, to require the Corporation to redeem all or a portion of such shares following the occurrence of an Optional Redemption Event.

               (b) To exercise the optional redemption right, a holder of shares of Series B Preferred Stock shall deliver to the Corporation a notice of redemption (an "Optional Redemption Notice"), accompanied by the certificate for the shares of Series B Preferred Stock to be redeemed. Any Optional Redemption Notice shall state (1) that the holder delivering such notice is thereby requiring the Corporation to redeem shares of Series B Preferred Stock pursuant to this Section 9, (2) the Optional Redemption Event giving rise to such redemption, and (3) the number of shares of Series B Preferred Stock held by such holder which are to be redeemed. In no event later than five business days following receipt of such notice by the Corporation, the Corporation shall make payment in immediately available funds of the Optional Redemption Price applicable on the date of such redemption with respect to the shares of Series B Preferred Stock to be redeemed to or upon the order of such holder as specified by such holder in the Optional Redemption Notice. Upon redemption of less than all of the shares of Series B Preferred Stock evidenced by a particular certificate, promptly, but in no event later than three business days after surrender of such certificate to the Corporation, the Corporation shall issue a replacement certificate for the shares of Series B Preferred Stock which have not been redeemed. Only whole shares of Series B Preferred Stock may be redeemed.

               Section 10. Voting Rights. Except as otherwise required by law or expressly provided herein, shares of Series B Preferred Stock shall not be entitled to vote on any matter.

               The affirmative vote or consent of the holders of a majority of the outstanding shares of the Series B Preferred Stock, voting separately as a class, will be required for (1) any amendment, alteration, or repeal, whether by merger or consolidation or otherwise, of the Corporation's Restated Articles of Incorporation or this Certificate of Designation if the amendment, alteration, or repeal materially and adversely affects the powers, preferences, or special rights of the Series B Preferred Stock, or (2) the creation and issuance of any Senior Dividend Stock or Senior Liquidation Stock; provided, however, that any increase in the authorized Preferred Stock of the Corporation or the creation and issuance of any stock which is both Junior Dividend Stock and Junior Liquidation Stock shall not be deemed to affect materially and adversely such powers, preferences, or special rights and any such increase or creation and issuance may be made without any such vote by the holders of Series B Preferred Stock except as otherwise required by law.

               Section 11. Outstanding Shares. For purposes of this Certificate of Designation, all shares of Series B Preferred Stock shall be deemed outstanding except (i) from the date of surrender of certificates representing shares of Series B Preferred Stock for conversion into Common Stock, all shares of Series B Preferred Stock converted into Common Stock; (ii) from the date of registration of transfer, all shares of Series B Preferred Stock held of record by the Corporation or any subsidiary or Affiliate (as defined herein) of the Corporation and (iii) from the Share Limitation Redemption Date, Redemption Date or Optional Redemption Date all shares of Series B Preferred Stock which are redeemed, so long as in each case the Share Limitation Redemption Price, the Redemption Price or the Optional Redemption Price, as the case may be, of such shares of Series B Preferred Stock shall have been paid by the Corporation as and when required hereby. For the purposes of this Certificate of Designation, "Affiliate" means any person, other than the original holders of the shares of Series B Preferred Stock, directly or indirectly controlling or controlled by or under direct or indirect common control with the Corporation. "Control" is the power to direct the management and policies of a person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract, or otherwise.

               IN WITNESS WHEREOF, RIDE, INC. has caused this certificate to be signed by _______________________, its ______________, as of the 19th day of
December, 1997.


                                             RIDE, INC.


               By:
                 --------------------------------

                                                  Title:


-----------------------------------

                                                                        ANNEX II
                                                                 TO SUBSCRIPTION
                                                                       AGREEMENT

THIS WARRANT AND THE SHARES OF COMMON STOCK OF RIDE, INC. TO BE ISSUED UPON ANY EXERCISE OF THE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THEY MAY NOT BE OFFERED OR TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS (I) A REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT IS IN EFFECT OR (II) THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.


                                     WARRANT

                               TO PURCHASE SHARES

                                       OF

                                  COMMON STOCK

                                       OF

                                   RIDE, INC.

                                DECEMBER 19, 1997

        This certifies that, for value received, Advantage Fund II Ltd. ("Advantage") and any subsequent transferee pursuant to the terms of the Agreement (as defined below) of even date and this Warrant (each, a "Holder") is entitled to purchase, subject to the provisions of this Warrant, from Ride, Inc., a Washington corporation (the "Issuer"), at any time or from time to time on or after the date hereof and on or before 5:00 p.m., P.S.T. on December 19, 2002 (the "Expiration Date"), Two Hundred Thousand (200,000) fully paid and nonassessable shares of common stock (the "Common Stock"), of the Issuer at an exercise price equal to $2.6813 (the "Exercise Price") (such shares of Common Stock and other securities issued and issuable upon exercise of this Warrant, the "Warrant Shares").

        Section 1. Definitions. Except as otherwise specified herein, terms defined herein shall have the meanings assigned to them in the Subscription Agreement of even date herewith by and between Advantage and the Issuer (the "Agreement").

        Section 2. Exercise of Warrant.

               (a) Subject to the provisions hereof, this Warrant may be exercised, in whole or in part, but not as to a fractional share, at any time or from time to time on or after the date hereof and on or before the Expiration Date, by presentation and surrender hereof to the Issuer or the Issuer's Transfer Agent for this Warrant which, in accordance with the provisions of
        Section 9 hereof, is then effective for notices to the Issuer or its Transfer Agent, with the Subscription Form annexed hereto as SCHEDULE ONE, duly executed and accompanied by payment to the Issuer as further set forth below in this Section 2, for the account of the Issuer, of the Exercise Price for the number of Warrant Shares specified in such form. If this Warrant should be exercised in part only, the Issuer shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the Warrant Shares purchasable hereunder. The Issuer shall maintain at its principal place of business a register for the registration of this Warrant and registration of transfer of this Warrant. The Exercise Price for the number of Warrant Shares specified in the Subscription Form shall be payable in United States Dollars by certified or official bank check payable to the order of the Issuer or by wire transfer of immediately available funds to an account specified by the Issuer for that purpose.

               (b) Certificates representing Warrant Shares shall bear the following restrictive legend:

        "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). They may not be offered or transferred by sale, assignment, pledge or otherwise unless (i) a registration statement for the securities under the Securities Act is in effect or (ii) the corporation has received an opinion of counsel to the effect that such registration is not required under the Securities Act."

               (c) Notwithstanding any provisions herein to the contrary, if the Fair Market Value (hereinafter defined) of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being) by surrender of this Warrant at the principal office of the Issuer or its Transfer Agent, together with the properly endorsed Subscription Form in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                             Y (A-B)
                      X =    -------
                                A

                                Where X = the number of shares of Common Stock
                       to be issued to the Holder

                                      Y = the number of shares of Common Stock
                       purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

                                      A = the Fair Market Value of one share of
                       the Issuer's Common Stock (at the date of such calculation)

                                      B = Exercise Price (as adjusted to the
                       date of such calculation)

        For purposes of the above calculation, Fair Market Value of one share of Common Stock shall be the average closing bid price (as reported by The Nasdaq Stock Market) of the Issuer's Common Stock for the five (5) consecutive trading days ending on the trading day immediately preceding the date of the Election to Purchase.

               (d) Notwithstanding any other provision of this Warrant, in no event shall the holder of this Warrant be entitled at any time to purchase a number of shares of Common Stock on exercise of this Warrant in excess of that number of shares upon purchase of which the sum of (1) the number of shares of Common Stock beneficially owned by such holder and any person whose beneficial ownership of shares of Common Stock would be aggregated with such holder's beneficial ownership of shares of Common Stock for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 13d-3 thereunder (each an "Aggregated Person" and collectively, the "Aggregated Persons") (other than shares of Common Stock deemed beneficially owned through the ownership of the unexercised portion of this Warrant, any warrant containing a restriction similar to this Section 2(d) and shares of Series B Cumulative Convertible Preferred Stock, no par value per share, of the Company (the "Series B Convertible Preferred Stock") beneficially owned by all such Aggregated Persons) and (2) the number of shares of Common Stock issuable upon exercise of the portion of this Warrant with respect to which the determination in this sentence is being made, would result in beneficial ownership by any Aggregated Person of more than 4.9% of the outstanding shares of Common Stock. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Rule 13d-3 thereunder, except as otherwise provided in clause (1) of the immediately preceding sentence.

        Section 3. Reservation of Shares; Preservation of Rights of Holder. The Issuer hereby agrees that there shall be reserved for issuance and/or delivery upon exercise of this Warrant, such number of Warrant Shares as shall be required for issuance or delivery upon exercise of this Warrant. The Warrant surrendered upon exercise shall be canceled by the Issuer. After the Expiration Date, no shares of Common Stock shall be subject to reservation in respect of this Warrant. The Issuer further agrees (i) that it will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observation or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Issuer, (ii) promptly to take such action as may be required of the Issuer to permit the Holder to exercise this Warrant and the Issuer duly and effectively to issue shares of its Common Stock or other securities as provided herein upon the exercise hereof, and (iii) promptly to take all action required or provided herein to protect the rights of the Holder granted hereunder against dilution. Without limiting the generality of the foregoing, should the Warrant Shares at any time consist in whole or in part of shares of capital stock having a par value, the Issuer agrees that before taking any action which would cause an adjustment of the Exercise Price so that the same would be less than the then par value of such Warrant Shares, the Issuer shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of such Common Stock at the Exercise Price as so adjusted. The Issuer further agrees that it will not establish a par value for its Common Stock while this Warrant is outstanding in an amount greater than the Exercise Price.

        Section 4. Exchange, Transfer, Assignment or Loss of Warrant. Any attempted transfer of this Warrant, the Warrant Shares or any new Warrant not in accordance with this Section shall be null and void, and the Issuer shall not in any way be required to give effect to such transfer. No transfer of this Warrant shall be effective for any purpose hereunder until (i) written notice of such transfer and of the name and address of the transferee has been received by the Issuer, and (ii) the transferee shall first agree in a writing deposited with the Secretary of the Issuer to be bound by all the provisions of this Warrant and the Agreement. Upon surrender of this Warrant to the Issuer by any transferee authorized under the provisions of this Section 4, the Issuer shall, without charge, execute and deliver a new Warrant registered in the name of such transferee at the address specified by such transferee, and this Warrant shall promptly be canceled. The Issuer may deem and treat the registered holder of any Warrant as the absolute owner thereof for all purposes, and the Issuer shall not be affected by any notice to the contrary. Any Warrant, if presented by an authorized transferee, may be exercised by such transferee without prior delivery of a new Warrant issued in the name of the transferee.

        Upon receipt by the Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Issuer will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute a separate contractual obligation on the part of the Issuer, whether or not the Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

        Section 5. Rights of Holder. Neither a Holder nor his transferee by devise or the laws of descent and distribution or otherwise shall be, or have any rights or privileges of, a shareholder of the Issuer with respect to any Warrant Shares, unless and until certificates representing such Warrant Shares shall have been issued and delivered thereto.

        Section 6. Adjustments in Exercise Price and Warrant Shares. The Exercise Price and Warrant Shares shall be subject to adjustment from time to time as provided in this Section 6.

               (a) If the Issuer is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of shares of Common Stock for which this Warrant may be exercised shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

               (b) If the Issuer declares a dividend on Common Stock, or makes a distribution to holders of Common Stock, and such dividend or distribution is payable or made in Common Stock or securities convertible into or exchangeable for Common Stock, or rights to purchase Common Stock or securities convertible into or exchangeable for Common Stock, the number of shares of Common Stock for which this Warrant may be exercised shall be increased, as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend or distribution, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend or distribution, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend or distribution shall equal the aggregate amount so payable immediately before such record date.

               (c) If the Issuer declares a dividend on Common Stock (other than a dividend covered by subsection (b) above) or distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any cash or other of its assets (other than Common Stock or securities convertible into or exchangeable for Common Stock), the Holder shall receive notice of such event as set forth in
        Section 8 below.

               (d) In case of any consolidation of the Issuer with, or merger of the Issuer into, any other corporation (other than a consolidation or merger in which the Issuer is the continuing corporation and in which no change, other than the issuance of Common Stock in connection with (i) the merger of a third corporation into the Issuer or (ii) the acquisition of all or substantially all of the assets or equity securities of a third corporation, occurs in its outstanding Common Stock), or in case of any sale or transfer of all or substantially all of the assets of the Issuer, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Issuer, except where the Issuer is the surviving entity and no change occurs in its outstanding Common Stock), the corporation formed by such consolidation or the corporation resulting from such merger or the corporation which shall have acquired such assets or securities of the Issuer, as the case may be, shall execute and deliver to the Holder simultaneously therewith a new Warrant, satisfactory in form and substance to the Holder, together with such other documents as the Holder may reasonably request, entitling the Holder thereof to receive upon exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer, or exchange of securities, or upon the dissolution following such sale or other transfer, by a holder of the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such consolidation, merger, sale, transfer, or exchange. Such new Warrant shall contain the same basic other terms and conditions as this Warrant and shall provide for adjustments which, for events subsequent to the effective date of such written instrument, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The above provisions of this paragraph (d) shall similarly apply to successive consolidations, mergers, exchanges, sales or other transfers covered hereby.

               (e) If the Issuer shall, at any time before the expiration of this Warrant, sell all or substantially all of its assets and distribute the proceeds thereof to the Issuer's shareholders, the Holder shall, upon exercise of this Warrant have the right to receive, in lieu of the shares of Common Stock of the Issuer that the Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, less the Exercise Price, distributed or paid to the Holder upon any such distribution with respect to such shares of Common Stock of the Issuer had the Holder been the holder of record of such shares of Common Stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution. If any such distribution results in any cash distribution in excess of the Exercise Price provided by this Warrant for the shares of Common

        Stock receivable upon exercise of this Warrant, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price and, in such case, the Issuer shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full and, in making settlement to the Holder, shall obtain receipt of the Exercise Price by deducting an amount equal to the Exercise Price for the shares of Common Stock receivable upon exercise of this Warrant from the amount payable to the Holder.

               (f) If an event occurs which is similar in nature to the events described in this Section 6, but is not expressly covered hereby, the Board of Directors of the Issuer shall make or arrange for an equitable adjustment to the number of Warrant Shares and the Exercise Price.

               (g) The term "Common Stock" shall mean the Common Stock of the Issuer as the same exists at the Closing Date or as such stock may be constituted from time to time, except that for the purpose of this
        Section 6, the term "Common Stock" shall only include any stock of any class of the Issuer which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Issuer and which is not subject to redemption by the Issuer.

               (h) If required by the Holder, the Issuer shall retain a firm of independent public accountants of recognized standing (who may be any such firm regularly employed by the Issuer) to make any computation required under this Section 6, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 6.

               (i) Whenever the number of Warrant Shares or the Exercise Price shall be adjusted as required by the provisions of this Section 6, the Issuer forthwith shall file in the custody of its secretary or an assistant secretary, at its principal office, and furnish to each Holder hereof, a certificate prepared in accordance with paragraph (h) above, showing the adjusted number of Warrant Shares and the Exercise Price and setting forth in reasonable detail the circumstances requiring the adjustments.

               (j) Notwithstanding any other provision, this Warrant shall be binding upon and inure to the benefit of any successors and assigns of the Issuer.

               (k) No adjustment in the Exercise Price in accordance with the provisions of this Section 6 need be made if such adjustment would amount to a change in such Exercise Price of less than $.01; provided however, that the amount by which any adjustment is not made by reason of the provisions of this paragraph (k) shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price.

               (l) If an adjustment is made under this Section 6 and the event to which the adjustment relates does not occur, then any adjustments in accordance with this

        Section 6 shall be readjusted to the Exercise Price and the number of Warrant Shares which would be in effect had the earlier adjustment not been made.

        Section 7. Taxes on Issue or Transfer of Common Stock and Warrant. The Issuer shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock or other securities on the exercise of this Warrant. The Issuer shall not be required to pay any tax which may be payable in respect of any transfer of this Warrant or in respect of any transfers involved in the issue or delivery of shares or the exercise of this Warrant in a name other than that of the Holder and the person requesting such transfer, issue or delivery shall be responsible for the payment of any such tax (and the Issuer shall not be required to issue or deliver said shares until such tax has been paid or provided for).

        Section 8. Notice of Adjustment. So long as this Warrant shall be outstanding, (a) if the Issuer shall propose to pay any dividends or make any distribution upon the Common Stock, or (b) if the Issuer shall offer generally to the holders of Common Stock the right to subscribe to or purchase any shares of any class of Common Stock or securities convertible into Common Stock or any other similar rights, or (c) if there shall be any proposed capital reorganization of the Issuer in which the Issuer is not the surviving entity, recapitalization of the capital stock of the Issuer, consolidation or merger of the Issuer with or into another corporation, sale, lease or other transfer of all or substantially all of the property and assets of the Issuer, or voluntary or involuntary dissolution, liquidation or winding up of the Issuer, or (d) if the Issuer shall give to its stockholders any notice, report or other communication respecting any significant or special action or event, then in such event, the Issuer shall give to the Holder, at least thirty (30) days prior to the relevant date described below (or such shorter period as is reasonably possible if thirty days is not reasonably possible), a notice containing a description of the proposed action or event and stating the date or expected date on which a record of the Issuer's stockholders is to be taken for any of the foregoing purposes, and the date or expected date on which any such dividend, distribution, subscription, reclassification, reorganization, consolidation, combination, merger, conveyance, sale, lease or transfer, dissolution, liquidation or winding up is to take place and the date or expected date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such event.

        Section 9. Notice. Any notice to be given or to be served upon any party in connection with this Warrant must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or two (2) days after it has been submitted for delivery by Federal Express or an equivalent carrier and five (5) days after it has been mailed by first class mail, charges prepaid and addressed to the following addresses with a confirmation of delivery:

        If to the Issuer, to:

               Ride, Inc.
               8160 304th Avenue Southeast
               Preston, Washington 98050
               Attn.: Mr. G. Scott Stewart

               Telephone: (425) 222-8239
               Facsimile: (425) 222-6499

        With a copy to:

               Summit Law Group PLLC
               1505 Westlake Avenue North, Suite 300
               Seattle, Washington 98109
               Attn.: Karen Andersen, Esq.
               Telephone: (206) 281-9881
               Facsimile: (206) 281-9882

        If to the Holder, to:

               Advantage Fund II Ltd.
               c/o CITCO
               Kaya Flamboyan 9
               Curacao, Netherlands Antilles
               Attn.: A.P. de Groot
               Telephone:011-599-9732-2161
               Facsimile: 011-599-9732-2008

        With a copy to:

               Genesee International, Inc.
               10500 N.E. 8th Street, Suite 1920
               Bellevue, Washington 98004
               Attn.: Chris Purrier
               Telephone: (425) 462-1673
               Facsimile: (425) 462-4645

        With a copy to:

               Freeborn & Peters
               950 17th Street, Suite 2600
               Denver, Colorado 80202
               Attn.: Kenneth S. Witt, Esq.
               Telephone: (303) 628-4200
               Facsimile: (303) 628-4240

        If to the Transfer Agent, to:

               Chase Mellon Shareholder Services
               520 Pike Street, Suite 1220
               Seattle, Washington 98101
               Attn.: Dee Henderson
               Telephone: (206) 292-3366

               Facsimile: (206) 292-3196

Any party may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given

        Section 10. Choice of Law; Conflict of Law; Jurisdiction and Venue. Except as otherwise expressly provided herein, the terms, conditions and enforceability of this Warrant shall be governed by and interpreted under the laws of the State of Washington. Any claim, dispute or disagreement relating to the terms and conditions of this Warrant, or arising from this Warrant or the subject matter of this Warrant, may be brought only in the courts of the State of Washington or in any United States District Court located in the State of Washington, which shall have exclusive jurisdiction thereof. The parties to this Agreement consent to such jurisdiction and venue and hereby knowingly and voluntarily waive all objections thereto on the basis of lack of personal jurisdiction, venue or convenience.

                            [SIGNATURE PAGE FOLLOWS]

Dated: December 19, 1997

                                   RIDE, INC.



                                   By:

                                   Name:


                                   Title:

ATTEST:



                    , Secretary

                                                                    SCHEDULE ONE
                           SUBSCRIPTION FORM


TO RIDE, INC.:

        1. The undersigned Holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to ______________ shares of Common Stock, as defined in the Warrant, of Ride, Inc., a Washington corporation (the "Company").

        2. The undersigned Holder (check one):

               (a) elects to pay the aggregate purchase price for such shares of Common Stock (the "Exercise Shares") (i) by lawful money of the United States or the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $___________, or (ii) by wire transfer of United States funds to the account of the Company in the amount of $____________, which transfer has been made before or simultaneously with the delivery of this Subscription Form pursuant to the instructions of the Company;

        or

               (b) elects to receive shares of Common Stock having a value equal to the value of the Warrant calculated in accordance with Section 2(c) of the Warrant.

        3. Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned or in such other names as is specified below:

        Name:    _____________________________________

        Address: _____________________________________

                 _____________________________________


Dated:________________, _____               ____________________________
(Signature must conform to name of Holder as specified on the face of the Warrant)

                             ----------------------------

                             ----------------------------
                             (Address)

                                                                       ANNEX III
                                                                 TO SUBSCRIPTION
                                                                       AGREEMENT

                                ESCROW AGREEMENT


       This Escrow Agreement (the "Agreement"), dated as of December 18, 1997, is entered into by and among Ride, Inc., a Washington corporation (the "Company"), Rochon Capital Group, Ltd., a California corporation (the "Placement Agent"), LaSalle National Bank, a national banking association (the "Escrow Agent"), and Advantage Fund II Ltd., a British Virgin Islands corporation (the "Purchaser").

       A. Whereas, the Company proposes to sell $3,000,000 of its 5% cumulative convertible preferred stock (the "Preferred Shares") and a common stock purchase warrant (the "Warrant") (collectively, the "Securities"), at an aggregate price (the "Proceeds") and on terms to be set forth in the Subscription Agreement to be executed by the Company and the Purchaser;

       B. Whereas, the Securities are being offered to Purchasers by the Company pursuant to Regulation D promulgated under the Securities Act of 1933, as amended;

       C. Whereas, the parties have agreed to establish an escrow account with the Escrow Agent at its offices located at 135 South LaSalle Street, Chicago, Illinois 60603, for the purpose of effecting the closing of the sale of the Securities on a delivery versus payment basis (the "Closing") on December 19, 1997 or on such other date as may be mutually agreed to by the parties (the "Closing Date"); and

       D. Whereas, the parties have agreed that the certificates representing the Securities will be physically delivered by the Company to the Purchaser at the Closing, with no requirement that such Securities be placed in escrow,

       NOW, THEREFORE, it is hereby agreed as follows:

       1. ESTABLISHMENT OF ESCROW. The Escrow Agent shall establish an escrow for the purpose of receiving and disbursing the Proceeds from the sale of the Securities in accordance with the terms hereof.

       2. RESPONSIBILITIES OF THE PURCHASER. On or prior to the Closing Date, the Purchaser shall cause the Proceeds to be wired to the Escrow Agent in payment for the Securities.

       3. RESPONSIBILITIES OF THE ESCROW AGENT. The Escrow Agent's responsibilities shall be limited to receiving the Proceeds, via wire transfer of immediately available funds, from the Purchaser and releasing such funds in accordance with Section 4 hereof.

       4. DISTRIBUTION OF PROCEEDS. The parties agree that the Proceeds held by the Escrow Agent shall be released only at such time when the Escrow Agent has received an Instruction Letter, substantially in the form attached hereto as Attachment A, executed by a representative of the Purchaser, or by Freeborn & Peters, Purchaser's counsel. Upon receipt, by facsimile or otherwise, of the executed Instruction Letter, the Escrow Agent shall:

            4.1 Release funds via wire transfer to the Company in the amount of ninety four and three-quarters percent (94-3/4%) of the gross Proceeds received from the sale of the Securities, less $9,000.00, pursuant to wire instructions provided by the Company;

            4.2 Release funds via wire transfer to the Placement Agent in the amount of five and one-quarter percent (5-1/4%) of the gross Proceeds received from the sale of the Securities plus $6,500.00 (representing the Placement Agent's expense allowance net of the Escrow Agent's fee), pursuant to wire instructions provided by the Placement Agent;

            4.3 Release funds to the Escrow Agent in the amount of $2,500.00 (representing the Escrow Agent's fee).

       5. INVESTMENT OF PROCEEDS. The Escrow Agent shall, if so requested by the Purchaser, invest the Proceeds in an interest-bearing money market account, as is customary for transactions of this general nature, said funds to remain so invested until Closing. The Escrow Agent shall not be liable for any loss resulting from any change in interest rates applicable to proceeds invested pursuant to this paragraph. Interest on proceeds invested pursuant to this paragraph shall accrue from the date of investment of such proceeds until the termination of such investment. If the Closing Date shall not have occurred by December 26, 1997 (or such other date as the Company and the Purchaser shall agree upon), the Escrow Agent shall return the Proceeds to the Purchaser and the Purchaser shall be paid the interest earned on the Proceeds.

       6. ESCROW AGENT'S FEE. The Escrow Agent's fee for administration of this escrow shall be $2,500.00, said fee to cover the Escrow Agent's compensation for services rendered as well as for all costs and disbursements of the Escrow Agent.

       7. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be sent by telecopier, with an original by mail or overnight courier, and addressed as follows:

            if to the Company, to:

                  Ride, Inc.
                  8160 304th Avenue Southeast
                  Preston, Washington  98050
                  Attention:   G. Scott Stewart, Senior V.P. and CFO

                  Telecopier:  425-222-6499


            if to the Placement Agent, to:

                  Rochon Capital Group, Ltd.
                  16 Mary Street, Suite 2000
                  San Rafael, California  94901
                  Attention:   Phillip L. Neiman, President
                  Telecopier:  415-256-1214

            if to the Escrow Agent, to:

                  LaSalle National Bank
                  135 South LaSalle Street
                  Chicago, Illinois  60603
                  Attention:   Sarah H. Webb, First Vice President
                  Telecopier:       312-904-2236

            if to the Purchaser, to:

                  Advantage Fund II Ltd.
                  c/o CITCO
                  Kaya Flamboyan 9
                  Curacao, Netherlands Antilles
                  Attention:   A.P. de Groot, President
                  Telecopier:  011-599-9732-2008

or to such other address as the person to whom notice is to be given may have previously furnished to the others in the above-referenced manner. Notice by telecopier shall be deemed received upon confirmation of transmission.

       8. CONCERNING THE ESCROW AGENT. To induce the Escrow Agent to act hereunder, it is further agreed by the Company and the Placement Agent that:

            8.1 The Escrow Agent shall not be under any duty to give the funds it receives hereunder any greater degree of care than it gives its own similar property.

            8.2 The Escrow Agent shall not be liable, except for its own gross negligence or willful misconduct, and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against the Escrow Agent, the Company and the Placement Agent shall indemnify and hold harmless the Escrow Agent from and against any and all losses, liabilities, claims, actions, damages and expenses arising out of and in connection with this Agreement.

            8.3 The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument, or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it in good faith to be genuine and may assume, if in good faith, that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

            8.4 The Escrow Agent may act in good faith and in the exercise of its own best judgment in carrying out its duties hereunder.

            8.5 The Escrow Agent at any time may be discharged from its duties and obligations hereunder by the delivery to it of notice of termination signed by the Placement Agent, the Purchaser (or an affiliate of the Purchaser), and the Company. The Escrow Agent at any time may resign by giving written notice to such effect to the Placement Agent and the Company. Upon any such termination or resignation, the Escrow Agent shall deliver any and all property in escrow at that time to a successor escrow agent designated by the Placement Agent, the Purchaser (or an affiliate of the Purchaser), and the Company in writing, whereupon the Escrow Agent shall be discharged of any and all further obligations arising in connection with this Agreement.

       9.   MISCELLANEOUS.

            9.1 This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns, administrators and representatives, and shall not be enforceable by or inure to the benefit of any other third party.

            9.2 This Agreement shall be construed in accordance with and governed by the laws of the State of California (without reference to its rules as to conflicts of law).

            9.3 This Agreement may only be modified by a writing signed by all of the parties hereto. No waiver hereunder shall be effective unless in a writing signed by the party to be charged.

            9.4 The paragraph headings herein are for convenience only and shall not affect the construction, or be deemed to embellish, add to, modify, or qualify the meaning of the contents hereof.

            9.5 This Agreement may be executed in one or more counterparts but all such separate counterparts shall constitute one and the same instrument. Executed signature pages of each such counterpart may be affixed to a single copy of this Agreement and together shall constitute an original.

            9.6 Facsimile signatures shall be binding on the parties hereto.

                           [ signature page follows ]




IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                              RIDE, INC.



                             By:
---------------------------------   G. Scott Stewart
                                    Senior Vice President and CFO



                             ROCHON CAPITAL GROUP, LTD.

                             By:
---------------------------------   Phillip L. Neiman
                                    President



                             LASALLE NATIONAL BANK



                             By:
---------------------------------  Sarah H. Webb
                                   First Vice President



                             ADVANTAGE FUND II LTD.




                             By:
---------------------------------  A.P. de Groot
                                   President

ESCROW AGREEMENT - ATTACHMENT A



                        Form of Escrow Instruction Letter



LaSalle National Bank
     as Escrow Agent
135 South LaSalle Street
Chicago, Illinois  60603
Attn:  Sarah H. Webb, First Vice President

        Re: Ride, Inc. - Trust Account #62-7862-10-5

Dear Ms. Webb:

       Pursuant to the escrow agreement (the "Agreement") dated as of December 18, 1997 by and among Ride, Inc., Rochon Capital Group, Ltd., LaSalle National Bank, and Advantage Fund II Ltd., you are hereby instructed to break escrow and release funds pursuant to Section 5 of the Agreement. Thank you for your assistance.


                                    Sincerely,

                                                                        ANNEX IV
                                                                 TO SUBSCRIPTION
                                                                      AGREEEMENT

                                       December 19, 1997






Advantage Fund II Ltd.
c/o CITCO
Kaya Flamboyan 9
Curacao, Netherlands Antilles



               RE: ISSUANCE OF SERIES B 5% CUMULATIVE CONVERTIBLE PREFERRED BY RIDE, INC.

Ladies and Gentlemen:

        I am general counsel to Ride, Inc., a Washington corporation (the "Company"). In such capacity I have represented the Company in connection with the offer and sale of the Company's Series B 5% Cumulative Convertible Preferred Stock (the "Preferred Stock") and a warrant (the "Warrant") to purchase up to 200,000 shares of the Company's Common Stock, no par value per share (the "Common Stock"). Terms used and not otherwise defined herein shall have the respective meanings set forth in the Subscription Agreement of even date herewith by and between you and the Company. This opinion is delivered to you pursuant to Section 7(e) of the Subscription Agreement.

        I have assumed the genuineness of all signatures, the authenticity of all documents, certificates and records, submitted to me as originals and the conformity to originals of such documents, certificates and records submitted to me as certified, conformed or photostatic copies. I have also assumed, without verification, the legal capacity of each individual who has executed such documents.

        The law covered by opinions expressed herein is limited to the Federal law of the United States and the law of the State of Washington. I do not express any opinion with respect to the laws, regulations or ordinances of any county, municipality or other local government agency.

        Based upon and subject to the foregoing, I am of the opinion that:

Advantage Fund II Ltd.
December 19, 1997
Page 2


        1. To my knowledge, except as set forth on Schedule 3(b) to the Subscription Agreement, no holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement (as defined in the Registration Rights Agreement).

        2. To my knowledge, there are no preemptive or similar rights of any stockholder of the Company or any other person to acquire any shares of Preferred Stock or Common Stock.

        3. To my knowledge, the execution and delivery of the Subscription Agreement by the Company and the consummation by the Company of the issuance of the Preferred Shares and the Warrant as contemplated by the Subscription Agreement and the other transactions contemplated by the Subscription Agreement, the Warrant, the Registration Rights Agreement and the Certificate of Designation do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, (i) the articles of incorporation or the by-laws of the Company, or (ii) any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound which would have a material adverse effect on the Company or (iii) any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets which would have a material adverse effect on the Company.

        This opinion letter is delivered as of its date, and I do not undertake to advise you or anyone else of any changes in the opinions expressed herein resulting from changes in law, changes in facts or any other matters that hereafter might occur or be brought to my attention that did not exist on the date hereof or of which I had no knowledge.

        This opinion letter may be relied upon by you only in connection with the transaction described in the initial paragraph of this opinion letter and may not be used or relied upon by you for any other purpose or by any other person for any purpose whatsoever without, in each instance, my prior written consent, except that this opinion letter may be relied upon by Rochon Capital Group, Ltd. as the placement agent in connection with the transaction described in the initial paragraph of this opinion letter.

                                       Yours very truly,


                                       David H. Davis, General Counsel

                                December 19, 1997




Advantage Fund II Ltd.
c/o CITCO
Kaya Flamboyan 9
Curacao, Netherlands Antilles



                    Re: Issuance of Series B 5% Cumulative Convertible Preferred Stock (the "Preferred Shares") by Ride, Inc.


Ladies and Gentlemen:

        We have acted as counsel to Ride, Inc., a Washington corporation (the "Company"), in connection with the offer and sale of the Company's Series B 5% Cumulative Convertible Preferred Stock and a warrant (the "Warrant") to purchase up to 200,000 shares of the Company's common stock, no par value per share (the "Common Stock"). Terms used and not otherwise defined herein shall have the respective meanings set forth in the Subscription Agreement of even date herewith (the "Subscription Agreement") by and between the Company and Advantage Fund II Ltd. (the "Purchaser"). This opinion is delivered to you pursuant to
Section 7(e) of the Subscription Agreement.

        In connection with this opinion, we have examined:

               (a)    The Subscription Agreement;

               (b) The Certificate of Designation of Series B 5% Cumulative Convertible Preferred Stock of the Company to be filed with the Secretary of the State of Washington (the "Certificate of Designation");

               (c) The Registration Rights Agreement, dated December 19, 1997 (the "Registration Rights Agreement"), by and between the Company and the Purchaser;

Advantage Fund II Ltd.
December 19, 1997
Page 2



               (d)    The Warrant; and

               (e) Records of proceedings and actions of the Board of Directors of the Company relating to the transactions contemplated by the Documents (hereinafter defined).

        The Subscription Agreement, Registration Rights Agreement and Warrant are sometimes hereinafter referred to collectively as the "Documents". We have also investigated and examined the originals or copies of such documents, certificates, and records as we have deemed relevant or necessary to render the opinions contained herein.

        We have assumed the genuineness of all signatures, the authenticity of all documents, certificates and records, submitted to us as originals and the conformity to originals of such documents, certificates and records submitted to us as certified, conformed or photostatic copies. We have also assumed, without verification, the legal capacity of each individual who has executed such documents.

        This opinion letter is subject to all assumptions, qualifications and limitations not inconsistent herewith that are described in the Legal Opinion Accord of the ABA Section of Business Law (1991) at Section 4 ("Reliance by Opinion Giver on Assumptions"), Section 14 ("Other Common Qualifications"),
Section 16 ("No Violation of Law"), and Section 19 ("Specific Legal Issues").

        The law covered by opinions expressed herein is limited to the Federal law of the United States and the law of the State of Washington. We express no opinion with respect to the laws, regulations or ordinances of any county, municipality or other local government agency.

        As used in this opinion letter, the expression "to our knowledge" means the conscious awareness of facts or other information by the lawyers in our office representing the Company in connection with the negotiation and preparation of the Documents. It does not include information that might by revealed if there were to be undertaken a canvass of all lawyers in all of our offices or a review of all of our files.

Advantage Fund II Ltd.
December 19, 1997
Page 3



        Based upon and subject to the foregoing, we are of the opinion that:

        1. The Company is a corporation duly incorporated and validly existing under the laws of the State of Washington, and has all requisite corporate power and authority to (i) own, lease and operate its properties and to carry on its business as currently conducted, and (ii) to execute, deliver and perform its obligations under the Subscription Agreement and the Warrant and to consummate the transactions contemplated by the Subscription Agreement.

        2. Upon the filing of the Certificate of Designation, the authorized capital stock of the Company will consist of (a) 20,000,000 shares of Common Stock and (b) 10,000,000 shares of Preferred Stock, of which 100,000 has been designated Series A 7% Cumulative Convertible Non-voting Preferred Stock and 3,000 has been designated Series B 5% Cumulative Convertible Preferred Stock.

        3. The execution and delivery of the Subscription Agreement and Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company. Each of the Subscription Agreement and Registration Rights Agreement will, upon due execution and delivery by the Company, constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except:

               (a) the enforceability thereof may by affected by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights;

               (b) the courts of the State of Washington will consider extrinsic evidence of circumstances surrounding the making of each of the Subscription Agreement and Registration Rights Agreement to ascertain the intent of the parties in using the language employed in such Subscription Agreement and Registration Rights, regardless of whether or not the language used in such Subscription Agreement and Registration Rights Agreement is plain and unambiguous on its face, and may incorporate additional or supplementary terms into such Subscription Agreement and Registration Rights Agreement; and

               (c) We express no opinion as to the enforceability of Section 6 of the Registration Rights Agreement.

Advantage Fund II Ltd.
December 19, 1997
Page 4



        4. The Preferred Shares and the Warrant have been duly authorized by the Company and the Preferred Shares, when paid for in accordance with the terms of the Subscription Agreement, shall be validly issued, fully paid and nonassessable. The shares of Common Stock into which the Preferred Shares are convertible and the shares of Common Stock issuable upon exercise of the Warrant have been duly authorized and reserved for issuance by the Company and, when issued by the Company upon conversion of the Preferred Shares or exercise of the Warrant, as the case may be, will be validly issued, fully paid and nonassessable.

        5. The execution, delivery and performance of the Subscription Agreement by the Company and the consummation by the Company of the transactions contemplated by the Subscription Agreement, the Registration Rights Agreement, Warrant and Certificate of Designation, do not and will not (i) conflict with or violate any provision of the Company's articles of incorporation or bylaws, or
(ii) to our knowledge, result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected which would have a material adverse effect on the Company.

        6. Other than any required filings or approvals of federal and state regulatory agencies, including the Securities Exchange Commission and state securities administrators with jurisdiction over the transaction, and any required filings or approvals of the Nasdaq Stock Market, to our knowledge the Company is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with (i) the execution, delivery and performance by the Company of the Subscription Agreement and the Registration Rights Agreement (except such authorization of the SEC as is required with respect to accelerating the effectiveness of any registration statement filed pursuant thereto), (ii) the issuance and sale of the Preferred Shares and Warrant as contemplated by the Subscription Agreement, (iii) the issuance of Common Shares on conversion of, or in payment of dividends upon, the Preferred Shares and (iv) the issuance of Common Shares on exercise of the Warrant.

        7. To our knowledge, the Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (collectively, the "SEC Documents"). As of their respective dates, to our knowledge the SEC Documents complied as to form in all material respects with the requirements of the Securities Act of 1933, as amended, (the "1933 Act") and the Exchange Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder. To our knowledge, the Company is eligible to file a resale registration statement on Form S-3.

Advantage Fund II Ltd.
December 19, 1997
Page 5




        8. Assuming the accuracy of the representations and warranties of the Company set forth in Section 3 of the Subscription Agreement and of the Purchaser set forth in Section 2 of the Subscription Agreement, it is not necessary, in connection with the offer and sale of the Shares to the Purchasers pursuant to the Subscription Agreement, to register the Shares under the 1933 Act or the Securities Act of the State of Washington.

        This opinion letter is delivered as of its date and we do not undertake to advise you or anyone else of any changes in the opinions expressed herein resulting from changes in law, changes in facts or any other matters that hereafter might occur or be brought to our attention that did not exist on the date hereof or of which we had no knowledge.

        This opinion letter may be relied upon by you only in connection with the transaction described in the initial paragraph of this opinion letter and may not be used or relied upon by you for any other purpose or by any other person for any purpose whatsoever without, in each instance, our prior written consent, except that this opinion letter may be relied upon by Rochon Capital Group, Ltd. as the placement agent in connection with the transaction described in the initial paragraph of this opinion letter.


                                                   Yours very truly,

                                                   Summit Law Group PLLC

                                                                         ANNEX V
                                                                 TO SUBSCRIPTION
                                                                       AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

               THIS REGISTRATION RIGHTS AGREEMENT, dated as of December 19, 1997 (this "Agreement"), is made by and between RIDE, INC., a Washington corporation (the "Company"), and the person named on the signature page hereto (the "Initial Investor").

                              W I T N E S S E T H:

               WHEREAS, in connection with the Subscription Agreement of even date herewith, between the Initial Investor and the Company (the "Subscription Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Subscription Agreement, to issue and sell to the Initial Investor an aggregate of 3,000 shares of Series B 5% Cumulative Convertible Preferred Stock (the "Preferred Shares") of the Company and a warrant (the "Warrant"), which are convertible or exercisable, as the case may be, into shares of Common Stock, no par value per share (the "Common Stock"), of the Company (the shares of Common Stock issuable upon conversion of the Preferred Shares, payment of dividends on the Preferred Shares and exercise of the Warrant are hereinafter sometimes referred to as the "Registrable Securities").

               WHEREAS, to induce the Initial Investor to execute and deliver the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws with respect to the Registrable Securities are issuable in;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agree as follows:

               1.     DEFINITIONS.

               (a) As used in this Agreement, the following terms shall have the following meanings:

               "Certificate of Designation" means the Certificate of Designation of the Series B 5% Cumulative Convertible Preferred Stock as filed by the Company with the Secretary of State of the State of Washington.

               "Computation Date" has the meaning provided in the Certificate of Designation.

               "Conversion Percentage" has the meaning provided in the Certificate of Designation.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Investor" or "Investors" means the Initial Investor and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

               "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Actor any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

               "Registration Period" means the period from the Closing Date to the earlier of (i) the date which is three years after the Closing Date, (ii) the date on which the Investors can sell the Registrable Securities pursuant to Rule 144(k) and (iii) the date on which the Investors no longer beneficially own any Registrable Securities.

               "Registration Statement" means a registration statement of the Company, in the Form declared effective, under the 1933 Act, including any amendment thereto.

               (b) As used in this Agreement, the term Investor includes (i) each Investor (as defined above) and (ii) each person who is a permitted transferee or assignee of the Registrable Securities pursuant to Section 9 of this Agreement.

               (c) Capitalized terms defined in the introductory paragraph or the recitals to this Agreement shall have the respective meanings therein provided. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Subscription Agreement.

               2. REGISTRATION. The Registration Statement shall include for registration the resale of (i) such indeterminate number of shares of Common Stock as may be issuable from time to time upon conversion of the Preferred Shares, (ii) shares of Common Stock issuable in payment of accrued dividends on the Preferred Shares and in payment of accrued interest on unpaid dividends and
(iii) shares of Common Stock issuable upon exercise of the Warrant.

               (a) MANDATORY REGISTRATION. The Company shall prepare, and on or prior to the date which is 30 days after the Closing Date, file with the SEC a Registration

Statement on Form S-3 which, on the date of filing with the SEC pursuant to Rule 457(o), covers the resale by the Initial Investor of an indeterminate number of shares of Common Stock as may be issuable from time to time upon conversion of the Preferred Shares and exercise of the Warrant, determined as if the Preferred Shares, together with accrued and unpaid dividends thereon, were converted in full and the Warrants were exercised in full (and determined without regard to the restriction in the proviso to the second sentence of Section 8(a) of the Certificate of Designation) on the date of filing of the Registration Statement with the SEC and as if the Preferred Shares were convertible and the Warrants were exercisable on such date, and which Registration Statement shall state that, in accordance with Rule 416 under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Shares and exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions or by reason of changes in the conversion price of the Preferred Shares in accordance with the terms thereof. The Registration Statement required to be filed pursuant to this Section 2(a) shall not include the 605,263 shares of Common Stock which may be issued by the Company in connection with that certain acquisition presently contemplated by the Company.

               (b) CERTAIN OFFERINGS. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, persons who hold a majority in interest of the securities covered by such Registration Statement subject to such underwritten offering shall have the right to select one legal counsel and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. The Investors who hold the Registrable Securities to be included in such underwriting shall pay all underwriting discounts and commissions of such investment banker or bankers and manager or managers so selected in accordance with this Section 2(b) (other than fees and expenses relating to registration of Registrable Securities under federal or state securities laws, which are payable by the Company pursuant to Section 5 hereof) with respect to their Registrable Securities and a ratable share of the fees and expenses of such legal counsel so selected by the Investors.

               (c) PAYMENTS BY THE COMPANY; ADJUSTMENTS OF CONVERSION TERMS. If
(1) the Company fails to file the Registration Statement with the SEC on or prior to the date which is 30 days after the Issuance Date, (2) the Registration Statement covering the Registrable Securities which is required to be filed by the Company pursuant to the first sentence of Section 2(a) hereof is not ordered effective by the SEC within 90 days after the Issuance Date, (3) the Registration Statement required to be filed by the Company pursuant to Section 2(a) shall cease to be available for use by any holder of Preferred Shares which is named therein as a selling stockholder for any reason (including, without limitation, by reason of an SEC stop order, a material misstatement or omission in such Registration Statement or the information contained in such Registration Statement having become outdated), except as a result of information supplied in writing by such holder for use in the Registration Statement, as contemplated by clauses (7) and (8) of the definition of Computation Date or (4) a holder of Preferred Shares having become unable to convert any Preferred Shares in accordance with Section 8(a) of the Certificate of Designation (other than by reason of the 4.9% limitation set forth therein) as contemplated by clauses (9) and (10) of the definition of Computation Date, then, in lieu of the adjustment of the Conversion Percentage on any particular Computation Date, the Company shall have the right to make payment to the Initial Investor in such amount and at such time as shall be determined pursuant to this Section 2(c). The amount to be paid by the Company to the Initial Investor shall be determined as of each Computation Date, and such amount shall be equal to two percent (2.0%) of the aggregate subscription price paid by the Initial Investor for the Preferred Shares pursuant to the Subscription Agreement (each, a "Periodic Amount"). If the Company elects to make payment hereunder of any Periodic Amount, such payment shall be made by the Company by wire transfer in immediately available funds within two Business Days after the applicable Computation Date to such account as shall be specified for such purpose by the Initial Investor and if the Company fails to make timely payment in full of any Periodic Amount, then, in respect of a particular Computation Date, the Conversion Percentage and the Ceiling Price shall be adjusted in respect of such Computation Date as provided in the Certificate of Designation.

               (d) PIGGY-BACK REGISTRATIONS. If at any time the Company shall determine to prepare and file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Investor who is entitled to registration rights under this Section 2(d) written notice of such determination and, if within ten (10) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of securities in such Registration Statement; and provided further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement, based on the number of securities for which registration is requested except to the extent such pro rata exclusion of such other securities is prohibited under any written agreement entered into by the Company with the holder of such other securities prior to the date of this Agreement, in which case such other securities shall be excluded, if at all, in accordance with the terms of such agreement. No right to registration of Registrable Securities under this Section 2(d) shall be construed to limit any registration required under Section 2(a) hereof. The obligations of the Company under this Section 2(d) may be waived by Investors holding a majority in interest of the Registrable Securities and shall expire after the Company has afforded the opportunity for the Investors to exercise registration rights under this Section 2(d) for two registrations; provided, however, that any Investor who shall have had any Registrable Securities excluded from any Registration Statement in accordance with this Section 2(d) shall be entitled to include in an additional Registration Statement filed by the Company the Registrable Securities so excluded. Notwithstanding any other provision of this Agreement, if the Registration Statement required to be filed pursuant to Section 2(a) of this Agreement shall have been ordered effective by the SEC and the Company shall have maintained the effectiveness of such Registration Statement as required by this Agreement and if the Company shall otherwise have complied in all material respects with its obligations under this Agreement, then the Company shall not be obligated to register any Registrable Securities on such Registration Statement referred to in this Section 2(d).

               (e) ELIGIBILITY FOR FORM S-3. The Company meets the requirements for the use of Form S-3 for registration of the Registrable Securities for resale by the Investor. The Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.

               3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall:

               (a) prepare promptly, and file with the SEC not later than 30 days after the Closing Date, a Registration Statement with respect to the number of Registrable Securities provided in Section 2(a), and thereafter to use its best efforts to cause each Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, and keep the Registration Statement effective pursuant to Rule 415 at all times during the Registration Period; and the Company represents and warrants to, and covenants and agrees with, the Investors that the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), at the time it is first filed with the SEC, at the time it is ordered effective by the SEC and at all time during which it is required to be effective hereunder (and each such amendment and supplement at the time it is filed with the SEC and at all time during which it is available for use in connection with the offer and sale of the Registrable Securities) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

               (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

               (c) furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel, (1) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, each letter written by or on behalf of the Company to the SEC or the staff of the SEC and each item of correspondence from the SEC or the staff of the SEC relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment) and (2) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

               (d) use best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such securities or blue sky laws of such jurisdictions as the persons who hold a majority in interest of the securities covered by such Registration Statement being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times until the end of the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto (I) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (II) to subject itself to general taxation in any such jurisdiction, (III) to file a general consent to service of process in any such jurisdiction, (IV) to provide any undertakings that cause more than nominal expense or burden to the Company or (V) to make any change in its charter or by-laws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

               (e) in the event that the Registrable Securities are being offered in an underwritten offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering;

               (f) as promptly as practicable after becoming aware of such event or circumstance, notify each Investor of any event or circumstance of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

               (g) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

               (h) permit a single firm of counsel designated as selling stockholders' counsel by the Investors who hold a majority in interest of the Registrable Securities being sold to review and comment on the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC;

               (i) make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement;

               (j) at the request of the persons who hold a majority in interest of the securities covered by the Registration Statement, furnish on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and (ii) an opinion, dated such date, from counsel representing the Company for purposes of such Registration Statement, in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors;

               (k) make available, to the extent permitted under applicable securities laws, for inspection by any Investor, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by any such Investor or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction or (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(k). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's own expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. The Company shall hold in confidence and shall not make any disclosure of information concerning an Investor provided to the Company pursuant to Section 4(e) hereof unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor, at such Investor's own expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

               (l) use its best efforts (i) to cause all the Registrable Securities covered by the Registration Statement to be listed on the Nasdaq National Market ("Nasdaq") or such other principal securities market on which securities of the same class or series issued by the Company are then listed or traded or (ii) if securities of the same class or series as the Registrable Securities are not then listed on Nasdaq or any such other securities market, to cause all of the Registrable Securities covered by the Registration Statement to be listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq SmallCap Market;

               (m) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

               (n) cooperate with the Investors who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request; and, within three business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an instruction substantially in the form attached hereto as EXHIBIT 1 and an opinion of such counsel, if required by the Company's transfer agent, in the form attached hereto as EXHIBIT 2;

               (o) during the period the Company is required to maintain effectiveness of the Registration Statement pursuant to Section 3(a), the Company shall not bid for or purchase any Common Stock or any right to purchase Common Stock or attempt to induce any person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Investors to sell Registrable Securities by reason of the limitations set forth in Regulation M under the Exchange Act; and

               (p) take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

               4. OBLIGATIONS OF THE INVESTORS. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

               (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least four (4) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if any of such Investor's Registrable Securities are eligible for inclusion in the Registration Statement. If at least one (1) business day prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor (and if the only Investor participating in the registration is a Non-

Responsive Investor, the Company shall not be required to file the Registration Statement prior to the date which is two business days after the Requested Information is furnished by such Investor);

               (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;

               (c) In the event persons holding a majority in interest of the securities covered by the Registration Statement determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;

               (d) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice; and

               (e) No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting and legal expenses of the underwriters applicable with respect to its Registrable Securities, in each case to the extent not payable by the Company pursuant to the terms of this Agreement.

               5. EXPENSES OF REGISTRATION. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company, shall be borne by the Company, provided, however, that the Investors shall bear the fees and out-of-pocket expenses of any legal counsel retained by the Investors.

               6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor and any affiliate of such Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Actor the Exchange Act, any underwriter (as defined in the 1933 Act) for the Investors, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the 1933 Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the 1933 Act, the Exchange Act, any state securities law or any rule or regulation under the 1933 Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, the prospectus or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (II) with respect to any preliminary prospectus shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; and (III) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

               (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Actor the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Actor the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and such Investor will reimburse any legal or other expenses reasonably incurred by any Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the amount by which the net proceeds to such Investor from the sale of Registrable Securities pursuant to such Registration Statement exceeds the cost of such Registrable Securities to such Investor. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

               (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel selected by the indemnifying party but reasonably acceptable to the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Investors; such legal counsel shall be selected by the persons holding a majority in interest of the securities included in the Registration Statement to which the Claim relates. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

               (d) To the extent that the Company and the Investors agree pursuant to a subsequent agreement to provide indemnification to the Investors with respect to any such Registration Statement, the provisions of the later agreement shall control.

               7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (c) contribution by any seller of Registrable Securities shall be limited in amount to the amount by which the net amount of proceeds received by such seller from the sale of such Registrable Securities exceeds the purchase price paid by such seller for such Registrable Securities.

               8. REPORTS UNDER EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144;

               (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144.

               (d) take all reasonable actions necessary and cooperate with the Investors to effect sales of Registrable Securities pursuant to Rule 144.

               9. ASSIGNMENT OF THE REGISTRATION RIGHTS. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any transferee of all or any portion of such securities (or all or any portion of the Preferred Shares or Warrant) only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time prior to such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. In connection with any such transfer the Company shall, at its sole cost and expense, promptly after such assignment take such actions as shall be reasonably acceptable to the Initial Investor and such transferee to assure that the Registration Statement and related prospectus are available for use by such transferee for sales of the Registrable Securities in respect of which the rights to registration have been so assigned.

               10. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

               11.    MISCELLANEOUS.

               (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

               (b) Any notice to be given or to be served upon any party in connection with this Agreement must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or two (2) days after it has been submitted for delivery by Federal Express or an equivalent carrier and five (5) days after it has been mailed by first class mail, charges prepaid and addressed to the following addresses with a confirmation of delivery:

               If to the Company, to:

               Ride, Inc.
               8160 304th Avenue Southeast
               Preston, Washington 98050
               Attn.: Mr. G. Scott Stewart
               Telephone: (425) 222-8239
               Facsimile: (425) 222-6499

        With a copy to:

               Summit Law Group PLLC
               1505 Westlake Avenue North, Suite 300
               Seattle, Washington 98109
               Attn.: Karen Andersen, Esq.
               Telephone: (206) 281-9881
               Facsimile: (206) 281-9882

        If to the Buyer, to:

               Advantage Fund II Ltd.
               c/o CITCO

               Kaya Flamboyan 9
               Curacao, Netherlands Antilles
               Attn.: A.P. de Groot
               Telephone: 011-599-9732-2161
               Facsimile: 011-599-9732-2008

        With a copy to:

               Genesee International, Inc.
               10500 N.E. 8th Street, Suite 1920
               Bellevue, Washington 98004
               Attn.: Chris Purrier
               Telephone: (425) 462-1673
               Facsimile: (425) 462-4645

        With a copy to:

               Freeborn & Peters
               950 17th Street, Suite 2600
               Denver, Colorado 80202
               Attn.: Kenneth S. Witt, Esq.
               Telephone: (303) 628-4200
               Facsimile: (303) 628-4240

Any party may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given.

               (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

               (d) The terms, conditions and enforceability of this Agreement shall be governed by and interpreted under the laws of the State of Washington. Any claim, dispute or disagreement relating to the terms and conditions of this Agreement, or arising from this Agreement or the subject matter of this Agreement, may be brought only in the courts of the State of Washington or in any United States District Court located in the State of Washington, which shall have exclusive jurisdiction thereof. The parties to this Agreement consent to such jurisdiction and venue and hereby knowingly and voluntarily waive all objections thereto on the basis of lack of personal jurisdiction, venue or convenience.

               (e) In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

               (f) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

               (g) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

               (h) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

               (i) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (j) The Company acknowledges that any failure by the Company to perform its obligations under this Agreement, including, without limitation, the Company's obligations under Section 3(n), or any delay in such performance could result in damages to the Investors and the Company agrees that, in addition to any other liability the Company may have by reason of any such failure or delay, the Company shall be liable for all direct and consequential damages caused by any such failure or delay.

               (k) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of day and year first above written.

                                               RIDE, INC.


                                               By:
                                                  ------------------------------

                                               Name:
                                                   -----------------------------

                                               Title:
                                                     ---------------------------


                                               ADVANTAGE FUND II LTD.


                                               By:
                                                  ------------------------------
                                                    A.P. de Groot
                                                    President

                                                            EXHIBIT 1
                                                            TO
                                                            REGISTRATION
                                                            RIGHTS AGREEMENT

                              [Company Letterhead]

                                               [Date]

Chase Mellon

-----------------------

-----------------------


Ladies and Gentlemen:

               This letter shall serve as our irrevocable authorization and direction to you [(1) to transfer or re-register the certificates for the shares of Common Stock, no par value per share (the "Common Stock"), of RIDE, INC., a Washington corporation (the "Company"), represented by certificate numbers _______ and _______ for an aggregate of _________________ shares (the
"Outstanding Shares") of Common Stock presently registered in the name of Advantage Fund II Ltd. upon surrender of such certificate(s) to you, notwithstanding the legend appearing on such certificates, and (2) ] to issue shares (the "Conversion Shares") of Common Stock to or upon the order of the holder from time to time on conversion of the shares (the "Preferred Shares") of Series B 5% Cumulative Convertible Preferred Stock, no par value per share, of the Company, issued by the Company upon receipt by you of a Notice of Conversion from such holder in the form enclosed herewith and (3) to issue shares (the "Warrant Shares") of Common Stock on exercise of the Common Stock Purchase Warrant (the "Warrant") issued to the holder upon the order of the registered holder from time to time of the Warrant upon surrender to you by such registered holder for exercise of the Warrant and a properly completed and duly executed form of subscription in the form enclosed herewith. [The transfer or re-registration of the certificates for the Outstanding Shares by you should be made at such time as you are requested to do so by the record holder of the Outstanding Shares. The certificate issued upon such transfer or re-registration should be registered in such name as requested by the holder of record of the certificate surrendered to you and should not bear any legend which would restrict the transfer of the shares represented thereby. In addition, you are hereby directed to remove any stop-transfer instruction relating to the Outstanding Shares.] Certificates for the Conversion Shares and the Warrant Shares should not bear any restrictive legend and should not be subject to any stop-transfer restriction.

               Contemporaneously with the delivery of this letter, the Company is delivering to you an opinion of Summit Law Group, PLLC as to registration of [the

Outstanding Shares and] the Conversion Shares and the Warrant Shares under the Securities Act of 1933, as amended.

               Should you have any questions concerning this matter, please contact me.

                                               Very truly yours,

                                               RIDE, INC.



                                               By:
                                                  ------------------------------

                                               Name:
                                                    ----------------------------

                                               Title:
                                                     ---------------------------

Enclosures
cc: Advantage Fund II Ltd.

                                                                EXHIBIT 2
                                                                   TO
                                                              REGISTRATION
                                                            RIGHTS AGREEMENT

                                   , 1998


Chase Mellon

-----------------------

-----------------------

                                    Re: Ride, Inc.

Ladies and Gentlemen:

               We are counsel to Ride, Inc., a Washington corporation (the "Company"), and we understand that Advantage Fund II Ltd. (the "Holder") has purchased from the Company (i) an aggregate of 3,000 shares (the "Preferred Shares") of the Company's Series B 5% Cumulative Convertible Preferred Stock, no par value per share (the "Preferred Stock") and (ii) a Common Stock Purchase Warrant (the "Warrant"). The Preferred Shares and Warrant were purchased by the Holder pursuant to a Subscription Agreement, dated December 19, 1997, between the Holder and the Company (the "Subscription Agreement"). Pursuant to a Registration Rights Agreement, dated as of December 19, 1997, between the Company and the Holder (the "Registration Rights Agreement") entered into in connection with the purchase by the Holder of the Preferred Shares and the Warrant, the Company agreed with the Holder, among other things, to register for resale the shares of Common Stock issuable upon conversion of the Preferred Shares (the "Conversion Shares") and the shares of Common Stock (the "Warrant Shares") issuable upon exercise of the Warrant under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms provided in the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, on __________, 1998 the Company filed a Registration Statement on Form S-3 (File No. 333-__________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Conversion Shares and the Warrant Shares, which names the Holder as a selling stockholder thereunder.

               [Other introductory and scope of examination language to be inserted]

               Based on the foregoing, we are of the opinion that the Conversion Shares and the Warrant Shares have been registered for resale under the Securities Act.

               This opinion may be relied upon by the Holder as if addressed to the Holder. [Other appropriate language to be included.]

                                Very truly yours,





cc: Advantage Fund II Ltd.

                                                                        ANNEX VI
                                                                 TO SUBSCRIPTION
                                                                       AGREEMENT


                                   RIDE, INC.
                           8160 304th Avenue Southeast
                            Preston, Washington 98050


                                               December    , 1997

Chase Mellon

-----------------

-----------------


Dear Sir or Madam:

               Pursuant to a Subscription Agreement, dated December 19, 1997 (the "Subscription Agreement"), by and between RIDE, INC., a Washington corporation (the "Company"), and Advantage Fund II Ltd. (the "Holder"), the Holder is acquiring (i) shares (the "Preferred Shares") of Series B 5% Cumulative Convertible Preferred Stock, no par value per share (the "Series B Preferred Stock"), of the Company and (ii) a Common Stock Purchase Warrant (the "Warrant"). The Preferred Shares and the Warrant are convertible into shares of Common Stock, no par value per share (the "Common Stock"), of the Company. As a condition precedent to the obligation of the Holder to purchase the Preferred Shares and the Warrant, the Holder requires the Company to send this letter as the Company's irrevocable instruction to Chase Mellon, as Transfer Agent and Registrar (the "Transfer Agent"), that the Holder and each other holder of shares of Series B Preferred Stock and the Warrant will be assured of the timely issuance and receipt of shares of Common Stock upon conversion of shares of Series B Preferred Stock and shares of Common Stock upon exercise of the Warrant.

               1. DELIVERIES BY THE COMPANY. The Company has enclosed with this letter the following:

               (a) a list showing the name and address of the (i) holder of the Warrant and exercise price and number of shares of Common Stock for which the Warrant may be exercised and (ii) holder of record of shares of Series B Preferred Stock and the certificate number, date of issuance and number of shares of Series B Preferred Stock for each such holder;

Chase Mellon
December ___, 1997
Page 2


               (b) an opinion of Summit Law Group, counsel to the Company, as to the due authorization, validity of issuance and fully-paid and non-assessable nature of the shares of Common Stock issuable upon conversion of shares of Series B Preferred Stock and the shares of Common Stock issuable upon exercise of the Warrant (collectively, the "Common Shares"), and to the effect that the Preferred Shares and the Warrant have been or will be, and the Common Shares may be, issued to the Investors without registration under the Securities Act of 1933, as amended (the "Securities Act");

               (c) the form of Notice of Conversion of Convertible Preferred Stock (the "Conversion Notice") relating to the Series B Preferred Stock; and

               (d) the Form of Subscription (the "Subscription Form") relating to the Warrant.

               2. ISSUANCE OF COMMON SHARES. (a) The Company hereby appoints the Transfer Agent as conversion agent for the Series B Preferred Stock and exercise agent for the Warrant. The Company hereby irrevocably instructs the Transfer Agent to issue the Common Shares upon conversion of shares of Series B Preferred Stock from time to time upon receipt of a Conversion Notice and to issue the Common Shares from time to time upon receipt of a Subscription Form. A Conversion Notice or Subscription Form may be given by telephone line facsimile transmission to the Transfer Agent or otherwise given to the Transfer Agent, in each such case at the address and in the manner provided in Section 4(a). [The certificates for shares of Series B Preferred Stock need not be surrendered in connection with the conversion thereof by the holder thereof.]

               (b) The certificates for Common Shares issued prior to receipt by the Transfer Agent of an opinion of counsel (who may be counsel to the Holder), which counsel shall be reasonably acceptable to the Transfer Agent, that a registration statement under the Securities Act relating to the resale of Common Shares has been declared effective by the Securities and Exchange Commission (the "SEC") shall bear the following legend:

        "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Act, or an opinion of counsel that registration is not required under said Act."

Once the Transfer Agent receives such opinion of counsel, thereafter (1) upon request of the Holder, the Transfer Agent will prepare and issue within three business days after such request substitute certificates without any restrictive legend for any certificates for Common Shares

Chase Mellon
December ___, 1997
Page 3

issued prior to the date the Transfer Agent receives such opinion of counsel and shall immediately remove any stop-transfer restriction against such Common Shares and (2) neither the Company nor the Transfer Agent shall place any restrictive legend or stop-transfer restriction against Common Shares issued after the Transfer Agent receives such opinion of counsel.

               3. CONVERSION AND EXERCISE OBLIGATIONS ABSOLUTE; NO CONTRARY INSTRUCTIONS. (a) If a holder shall have given a Conversion Notice for conversion of shares of Series B Preferred Stock, or if a holder shall have given a Subscription Form for exercise of the Warrant and tendered the applicable exercise price in accordance with the Warrant, the Company shall issue and deliver as stated in such Conversion Notice or Subscription Form, as the case may be, the Common Shares issuable upon such conversion or exercise, as the case may be, within three (3) business days after such Conversion Notice or Subscription Form, as the case may be, is given and the person converting or exercising shall be deemed to be the holder of record of the Common Shares issuable upon such conversion or exercise, and all rights with respect to the shares of Preferred Stock so converted or the Warrants so exercised, as the case may be, shall forthwith terminate except the right to receive the Common Shares, or other securities, cash, or other assets as provided in the Certificate of Designation of the Series B Preferred Stock (the "Certificate of Designation") or the Warrant, as the case may be. The Transfer Agent acknowledges and agrees that, if a holder shall have given a Conversion Notice or given a Subscription Form (and shall have tendered payment of the applicable Warrant exercise price), as provided herein, the Company's obligation to issue and deliver the certificates for Common Shares upon such conversion or exercise shall be absolute and unconditional, irrespective of any action or inaction by the converting or exercising holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to such holder, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such holder or any other person of any obligation to the Company or any violation or alleged violation of law by such holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to such holder in connection with such conversion or exercise. In lieu of delivering physical certificates representing the Common Shares issuable upon conversion of shares of Preferred Stock and exercise of the Warrant, provided the Transfer Agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of any holder, the Transfer Agent shall electronically transmit the Common Stock issuable upon such conversion or exercise to such holder by crediting the account of such holder or such holder's broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. The Company shall, within the time period it is required to issue Common Shares upon conversion of Preferred Stock or exercise of the Warrant pursuant to this Section 3(a), issue and deliver upon the order of such converting or exercising holder of shares of Preferred Stock new certificate(s) of like tenor, registered as such holder of shares of Preferred

Chase Mellon
December ___, 1997
Page 4

Stock may request, representing in the aggregate the remaining number of unconverted shares of Preferred Stock, if any, represented by the Preferred Stock certificate(s) delivered in connection with such conversion.

               (b) The Company shall not give any instruction to the Transfer Agent which is contrary to this letter. The Company hereby expressly directs the Transfer Agent to disregard any request, instruction or other communication from or on behalf of the Company which is contrary to or inconsistent with this letter.

               (c) As set forth in Section 8(b)(3) of the Certificate of Designation, the number of Common Shares to be issued in connection with a particular conversion of shares of Series B Preferred Stock is, absent manifest error, conclusively the number of Common Shares stated in the applicable Conversion Notice. If in connection with a particular conversion of shares of Series B Preferred Stock the Company determines that manifest error has been made by virtue of the conversion price or other information set forth in the applicable Conversion Notice, the Company shall have the right immediately to notify the Transfer Agent of such error, which notice shall state the number of Common Shares in dispute, and, notwithstanding such notice from the Company, the Transfer Agent shall issue and deliver the number of Common Shares not in dispute as and when required by this Agreement. If the Company shall have notified the Transfer Agent of any such manifest error, the Company shall on the date such notice is given submit the dispute to a firm of independent public accountants of recognized national standing (the "Auditors") for determination and shall instruct the Auditors to resolve such dispute and to notify the Company, the Transfer Agent and the converting holder of shares of Series B Preferred Stock within one business day after such dispute is submitted to the Auditors. Immediately after receipt of timely notice of the Auditors' determination (but in any event within three business days after the applicable Notice of Conversion is given to the Transfer Agent), the Transfer Agent shall issue to the converting holder any additional Common Shares to which such holder is entitled based on the determination of the Auditor. The Transfer Agent is authorized and directed to rely on the Auditors' determination. If the Auditors shall fail to notify the Transfer Agent of their determination within three business days after the applicable Conversion Notice is given to the Transfer Agent, then the Transfer Agent shall, within three business days after receipt of the applicable Notice of Conversion, issue to the converting holder any additional shares of Common Stock to which the holder is entitled based on the applicable Conversion Notice. Such immediate and prompt action shall be taken by all the parties hereto in order to assure that there shall be full compliance with the Company's unqualified obligation that all Common Shares issuable upon such conversion be issued by the due date therefor as provided herein and in the Certificate of Designation.

               4.     MISCELLANEOUS.

Chase Mellon
December ___, 1997
Page 5

               (a) Any notice to be given or to be served upon any party in connection with this Agreement must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or two (2) days after it has been submitted for delivery by Federal Express or an equivalent carrier and five (5) days after it has been mailed by first class mail, charges prepaid and addressed to the following addresses with a confirmation of delivery:

        If to the Company, to:

               Ride, Inc.
               8160 304th Avenue Southeast
               Preston, Washington 98050
               Attn.: Mr. G. Scott Stewart
               Telephone: (425) 222-8239
               Facsimile: (425) 222-6499

        With a copy to:

               Summit Law Group
               1505 Westlake Avenue North, Suite 300
               Seattle, Washington 98109
               Attn.: Karen Anderson, Esq.
               Telephone: (206) 676-7010
               Facsimile: (206) 676-7011

        If to the Holder, to:

               Advantage Fund II Ltd.
               c/o CITCO
               Kaya Flamboyan 9
               Curacao, Netherlands Antilles
               Attn.: A.P. deGroot
               Telephone:011-599-932-2161
               Facsimile: 011-599-932-2008

        With a copy to:

               Genesee International, Inc.
               10500 N.E. 8th Street, Suite 1920
               Bellevue, Washington 98004
               Attn.: Chris Purrier

Chase Mellon
December ___, 1997
Page 6

               Telephone: (425) 462-1673
               Facsimile: (206) 462-4645

        With a copy to:

               Freeborn & Peters
               950 17th Street, Suite 2600
               Denver, Colorado 80202
               Attn.: Kenneth S. Witt, Esq.
               Telephone: (303) 628-4200
               Facsimile: (303) 628-4240

Any party may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given

               (b) This instruction is expressly made for the benefit of the holders of record from time to time of the Preferred Shares, the Warrant and the Common Shares and may not be changed, amended or modified to diminish or adversely affect the rights of such holders hereunder without the prior written consent of all such holders so affected.

               (c) The Company hereby agrees to pay the Transfer Agent for all services rendered hereunder.

                                               Very truly yours,

                                               RIDE, INC.



                                               By:
                                                  ------------------------------

                                               Name:
                                                    ----------------------------

                                               Title:
                                                     ---------------------------

                                                                       ANNEX VII
                                                                 TO SUBSCRIPTION
                                                                       AGREEMENT

                              NOTICE OF CONVERSION
                         OF CONVERTIBLE PREFERRED STOCK

               SERIES B 5% CUMULATIVE CONVERTIBLE PREFERRED STOCK
                                  OF RIDE, INC.

TO:     [Transfer Agent]


        Attention:

        Facsimile No.:


               (1) Pursuant to the terms of the Series B 5% Cumulative Convertible Preferred Stock (the "Preferred Stock") of Ride, Inc., a Washington corporation (the "Company"), the undersigned hereby elects to convert ________ shares of the Preferred Stock together with accrued and unpaid dividends thereon in the amount of $_______ and interest on dividends in arrears in the amount of $________ into shares of Common Stock, no par value per share (the "Common Stock"), of the Company or such other securities into which the Preferred Stock is currently convertible. Capitalized terms used in this Notice and not otherwise defined herein have the respective meanings provided in the Certificate of Designation for the Preferred Stock (the "Certificate of Designations").

               (2) Please issue a certificate or certificates for shares of Common Stock or other securities into which such number of shares of Preferred Stock is convertible in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:


        ---------------------       ---------------------
        Name                         Name


        ---------------------       ---------------------
        Address                      Address


        ---------------------       ---------------------
        SS or Tax ID Number          SS or Tax ID Number


                                     VII-1

               (3) The Conversion Date is ______________ Check and complete one of the following:

        [ ]               The undersigned elects to convert based on the Average
               Market Price of the Common Stock. The Market Price of the Common Stock on each of the five trading days (whether or not consecutive) during the 25 consecutive trading days preceding the Conversion Date having the lowest Market Prices, and the arithmetic average thereof are as follows:

                  Date                                    Market Price
------------------------                                  ------------

------------------------                                  ------------

------------------------                                  ------------

------------------------                                  ------------

------------------------                                  ------------

------------------------                                  ------------


               Arithmetic Average: $____________

               OR

        [ ]               The undersigned elects to convert based on the Ceiling
               Price of the Common Stock of $__________ applicable to conversions of Preferred Stock.

               (4) If the shares of Common Stock issuable upon conversion of the Preferred Stock have not been registered under the Securities Act of 1933, as amended (the "Act"), the undersigned represents and warrants that (i) the shares of Common Stock not so registered are being acquired for the account of the undersigned for investment, and not with a view to, or for resale in connection with, the public distribution thereof other than pursuant to registration under the Act, and that the undersigned has no present intention of distributing or reselling the shares of Common Stock not so registered other than pursuant to registration under the Act and (ii) the undersigned is an "accredited investor" as defined in Regulation D under the Act. The

                                     VII-2
undersigned further agrees that (A) the shares of Common Stock not so registered shall not be sold or transferred unless either (i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Company first shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirements of the Act and (B) the Company may place a legend on the certificate(s) for the shares of Common Stock not so registered to that effect and place a stop-transfer restriction in its records relating to the shares of Common Stock not so registered, all in accordance with the Subscription Agreement, dated as of DECEMBER 19, 1997 and the Certificate of Designation.



Date _________________________         ____________________________________
                                       Signature of Holder (Must  be  signed
                                       exactly as name appears on the Preferred
                                       Stock Certificate.)


                                     VII-3